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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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E. I. du Pont de Nemours and Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DuPont 1007 Market Street Wilmington, DE 19898 Ellen Kullman Chair of the Board and Chief Executive Officer

  Annual Meeting — April 27, 2011

  March 18, 2011

  Dear Stockholder:

  You are invited to attend the Company's 2011 Annual Meeting on Wednesday, April 27, 2011, at 10:30 a.m. local time in the DuPont Theatre, DuPont Building, Wilmington, Delaware.

  The enclosed Notice of Annual Meeting and Proxy Statement provide information about the governance of our Company and describe the various matters to be acted upon during the meeting. In addition, there will be a report on the state of the Company's business and an opportunity for you to express your views on subjects related to the Company's operations.

  To make it easier for you to vote your shares, you have the choice of voting over the Internet, by telephone, or by completing and returning the enclosed Proxy Card. The Proxy Card describes your voting options in more detail.

  This year, we are using the Securities and Exchange Commission's Notice and Access model, allowing us to deliver proxy materials via the Internet. Notice and Access gives the Company a lower cost way to furnish stockholders with their proxy materials. On March 18, we mailed to certain stockholders of record a "Notice Regarding the Availability of Proxy Materials" with instructions on how to access the proxy materials via the Internet (or request a paper copy) and how to vote online.

  If you requested a full set of proxy materials or if you hold DuPont Common Stock through a Company savings plan, your admission ticket for the Annual Meeting is included on your Proxy Card. A registered stockholder may also use the Notice Regarding the Availability of Proxy Materials, received in the mail, as his or her admission ticket. If you hold shares in a brokerage account, please refer to page 1 of the Proxy Statement for information on how to attend the meeting. If you need special assistance, please contact the DuPont Stockholder Relations Office at 302-774-3034.

  In 2010, we continued to build momentum across our businesses as most markets began to recover around the world. We finished ahead of our fixed cost and working capital productivity goals. We managed our portfolio differentially, setting aggressive goals for each business. We outperformed our competition and worked hard to deliver shareholder value to earn investor trust and confidence.

  The Annual Meeting gives us an opportunity to review our progress. We appreciate your ownership of DuPont, and I hope you will be able to join us on April 27.

  Sincerely,

  Ellen Kullman

  E. I. du Pont de Nemours and Company

March 18, 2011

To the Holders of Common Stock of
E. I. du Pont de Nemours and Company

NOTICE OF ANNUAL MEETING

The Annual Meeting of Stockholders of E. I. DU PONT DE NEMOURS AND COMPANY will be held on Wednesday, April 27, 2011, at 10:30 a.m. local time, in the DuPont Theatre in the DuPont Building, 1007 Market Street, Wilmington, Delaware. The meeting will be held to consider and act upon: (1) the election of directors; (2) the ratification of the Company's independent registered public accounting firm; (3) management proposals related to (i) the Company's Amended Equity and Incentive Plan, (ii) an advisory vote on executive compensation and (iii) an advisory vote on the frequency of executive compensation votes; and (4) three stockholder proposals described in the Proxy Statement and such other business as may properly come before the meeting.

Holders of record of DuPont Common Stock at the close of business on March 2, 2011, are entitled to vote at the meeting.

This notice and the accompanying proxy materials are sent to you by order of the Board of Directors.

Mary E. Bowler Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON APRIL 27, 2011

The Notice and Proxy Statement and Annual Report on Form 10-K
are available at www.proxyvote.com

The DuPont 2010 Annual Review will also be available at the above website.

Stockholders may request their proxy materials be delivered to them electronically in 2012 by visiting http://enroll.icsdelivery.com/dd.

2011 ANNUAL MEETING OF STOCKHOLDERS

Proxy Statement

The enclosed proxy materials are being sent to stockholders at the request of the Board of Directors of E. I. du Pont de Nemours and Company to encourage you to vote your shares at the Annual Meeting of Stockholders to be held April 27, 2011. This Proxy Statement contains information on matters that will be presented at the meeting and is provided to assist you in voting your shares.

The Company's 2010 Annual Report on Form 10-K, containing management's discussion and analysis of financial condition and results of operations of the Company and the audited financial statements, and this Proxy Statement were distributed together beginning March 18, 2011.

General Information

Who May Vote

All holders of record of DuPont Common Stock as of the close of business on March 2, 2011 (the record date) are entitled to vote at the meeting. Each share of stock is entitled to one vote. As of the record date, 926,372,654 shares of DuPont Common Stock were outstanding. Except with respect to the management proposal on the frequency of executive compensation votes, a majority of the shares voted in person or by proxy is required for the approval of each of the proposals described in this Proxy Statement. Abstentions and broker nonvotes are not counted in the vote. At least a majority of the holders of shares of DuPont Common Stock as of the record date must be present either in person or by proxy at the meeting in order for a quorum to be present.

How to Vote

Even if you plan to attend the meeting you are encouraged to vote by proxy. You may vote by proxy in one of the following ways:

  •
  By Internet at the address listed on the Proxy Card or Notice Regarding the Availability of Proxy Materials ("Proxy Notice").

  •
  By telephone using the toll-free number listed on the Proxy Card.

  •
  By returning the enclosed Proxy Card (signed and dated) in the envelope provided.

When you vote by proxy, your shares will be voted according to your instructions. If you sign your Proxy Card but do not specify how you want your shares to be voted, they will be voted as the Board of Directors recommends. You can change or revoke your proxy by Internet, telephone or mail at any time before the polls close at the Annual Meeting.

How to Attend the Annual Meeting

If you requested a full set of proxy materials or if you hold stock through one of the savings plans listed below, your admission ticket is attached to your Proxy Card. A registered stockholder may also use the Proxy Notice as his or her admission ticket. You will need to bring your admission ticket, along with picture identification, to the meeting. If you own shares in street name, please bring your most recent brokerage statement, along with picture identification, to the meeting. The Company will use your brokerage statement to verify your ownership of DuPont Common Stock and admit you to the meeting.

Please note that cameras, sound or video recording equipment, or other similar equipment, electronic devices, large bags or packages will not be permitted in the DuPont Theatre.

Shares Held in Savings Plans

If you participate in one of the following plans, your voting instruction card will include the shares you hold in the plan:

•
DuPont 401(k) and Profit Sharing Plan

•
DuPont Powder Coatings USA, Inc. Profit Sharing Plan

•
DuPont Retirement Savings Plan

•
Pioneer Hi-Bred International, Inc. Savings Plan

•
Solae Savings Investment Plan

•
Thrift and Savings Plan for Employees of Sentinel Transportation, LLC

The plan trustees will vote according to the instructions received on your proxy. If proxies for shares in savings plans are not received by Internet, telephone or mail, those shares will be voted by the trustees as directed by the plan fiduciary or by an independent fiduciary selected by the plan fiduciary.

Proxy Statement Proposals

At each annual meeting stockholders are asked to elect directors to serve on the Board of Directors and to ratify the appointment of the Company's independent registered public accounting firm for the year. Other proposals may be submitted by the Board of Directors or stockholders to be included in the proxy statement. To be considered for inclusion in the 2012 Annual Meeting Proxy Statement, stockholder proposals must be received by the Company no later than November 18, 2011.

For any proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be considered as timely and presented directly at the 2012 Annual Meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on February 1, 2012 and advises stockholders in the 2012 Annual Meeting Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on February 1, 2012.

Stockholder Nominations for Election of Directors

The Corporate Governance Committee recommends nominees to the Board of Directors for election as directors at each annual meeting. The Committee will consider nominations submitted by stockholders of record and received by the Corporate Secretary by the first Monday in December. Nominations must include a statement by the nominee indicating a willingness to serve if elected and disclosing principal occupations or employment for the past five years.

Proxy Committee

The Proxy Committee is composed of directors of the Company who vote as instructed the shares of DuPont Common Stock for which they receive proxies. Proxies also confer upon the Proxy Committee discretionary authority to vote the shares on any matter which was not known to the Board of Directors a reasonable time before solicitation of proxies, but which is properly presented for action at the meeting.

Solicitation of Proxies

The Company will pay all costs relating to the solicitation of proxies. Innisfree M&A Incorporated has been retained to assist in soliciting proxies at a cost of $10,000 plus reasonable expenses. Proxies may be solicited by officers, directors and employees of the Company personally, by mail, or by telephone or other electronic means. The Company will also reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses in forwarding proxy materials to beneficial owners of DuPont Common Stock.

Secrecy in Voting

As a matter of policy, proxies, ballots and voting tabulations that identify individual stockholders are held confidential by the Company. Such documents are available for examination only by the independent tabulation agents, the independent inspectors of election and certain employees associated with tabulation of the vote. The identity of the vote of any stockholder is not disclosed except as may be necessary to meet legal requirements.

Governance of the Company

DuPont is committed to having sound corporate governance principles and practices. Please visit the Company's website at www.dupont.com, under the "Investor Center" caption, for the Board's Corporate Governance Guidelines, the Board-approved Charters for the Audit, Compensation and Corporate Governance Committees and related information. These Guidelines and Charters may also be obtained free of charge by writing to the Corporate Secretary.

DUPONT BOARD OF DIRECTORS CORPORATE GOVERNANCE GUIDELINES

These Guidelines serve as an important framework for the Board's corporate governance practices and to assist the Board in carrying out its responsibilities effectively. The Board reviews these Guidelines periodically and may modify them as appropriate to reflect the evolution of its governance practices.
The Board
Responsibility

        The Board has an active responsibility for broad corporate policy and overall performance of the Company through oversight of management and stewardship of the Company to enhance the long-term value of the Company for its stockholders and the vitality of the Company for its other stakeholders.

Role

        In carrying out its responsibility, the Board has specific functions, in addition to the general oversight of management and the Company's business performance, including providing input and perspective in evaluating alternative strategic initiatives; reviewing and, where appropriate, approving fundamental financial and business strategies and major corporate actions; ensuring processes are in place to maintain the integrity of the Company; evaluating and compensating the CEO; and planning for CEO succession and monitoring succession planning for other key positions.

Duties

        Directors are expected to expend sufficient time, energy and attention to assure diligent performance of their responsibility. Directors are expected to attend meetings of the Board, its Committees on which they serve, and the Annual Meeting of Stockholders; review materials distributed in advance of the meetings; and make themselves available for periodic updates and briefings with management via telephone or one-on-one meetings.

Leadership
The positions of Chair of the Board and CEO are held by the same person, except in specific circumstances.

Independence

A substantial majority of the Board are independent directors in accordance with the standards of independence of the New York Stock Exchange and as described in the Guidelines. See pages 6-7. The Corporate Governance Committee as well as the Board annually reviews relationships that directors may have with the Company to make a determination of whether there are any material relationships that would preclude a director being independent.
Qualifications

Directors are selected for their integrity and character; sound, independent judgment; breadth of experience, insight and knowledge; and business acumen. Leadership skills, scientific or technology expertise, familiarity with issues affecting global businesses in diverse industries, prior government service, and diversity are among the relevant criteria, which will vary over time depending on the needs of the Board. The Corporate Governance Committee considers candidates for potential nomination to recommend for approval by the full Board.

The Board does not limit the number of other public company boards that a director may serve on. However, the Corporate Governance Committee considers the number of boards a director sits on. Directors are encouraged to limit the number of other public company boards to take into account their time and effectiveness and are expected to advise the Chair in advance of serving on another board.

When a director's principal responsibilities or business association changes significantly, the director will tender his or her resignation to the Chair for consideration by the Corporate Governance Committee of the continued appropriateness for Board service.

No director may stand for re-election to the Board after reaching age 72. An employee director retires from the Board when retiring from employment with the Company, with the exception of the former CEO. The Board may in unusual circumstances and for a limited period ask a director to stand for re-election after the prescribed retirement date.
Election

In accordance with the Company's Bylaws, if none of our stockholders provides the Company with notice of an intention to nominate one or more candidates to compete with the Board's nominees in an election of directors, a nominee must receive more votes cast for than against his or her election or re-election in order to be elected or re-elected to the Board. The Board expects a director to tender his or her resignation if he or she fails to receive the required number of votes for re-election. The Board shall nominate for election or re-election as director only candidates who agree to tender, promptly following the annual meeting at which they are elected or re-elected as a director, irrevocable resignations that will be effective upon (i) the failure to receive the required vote at the next annual meeting at which they face re-election and (ii) Board acceptance of such resignation in accordance with the procedures specified in these Guidelines. In addition, the Board shall fill director vacancies and newly created directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same resignation tendered by other directors in accordance with these Guidelines.

In the event an incumbent director fails to receive the required vote for re-election, the Corporate Governance Committee (or other committee designated by the Board) ("Committee") shall make a recommendation to the Board as to whether to accept or reject the resignation of the incumbent director. The Board shall act on the resignation, taking into account the recommendation of the Committee, and publicly disclose its decision within ninety (90) days following certification of the election results. The Committee in making its recommendation and the Board in making its decision may consider all facts and circumstances they consider relevant or appropriate in reaching their determinations. The Board expects any director whose resignation is under consideration pursuant to these Guidelines to abstain from participating in the Committee recommendation or the action of the Board regarding whether to accept the resignation.

Orientation and Continuing Education

New directors participate in an orientation process to become familiar with the Company and its strategic plans and businesses, significant financial matters, core values including ethics, compliance programs, corporate governance practices and other key policies and practices through a review of background materials, meetings with senior executives and visits to Company facilities. The Corporate Governance Committee is responsible for providing guidance on directors' continuing education.
Compensation

The Board believes that compensation for outside directors should be competitive. DuPont Common Stock is a key component with payment of a portion of director compensation as DuPont stock, options or similar form of equity-based compensation, combined with stock ownership guidelines requiring all outside directors to hold DuPont stock equal to at least two times the annual retainer within five years. The Compensation Committee reviews periodically the level and form of director compensation and, if appropriate, proposes changes for consideration by the full Board.
Annual Self-Evaluation

The Board and each Committee make an annual self-evaluation of its performance with a particular focus on overall effectiveness. The Corporate Governance Committee is responsible for overseeing the self-evaluation process.
Access to Management and Advisors

Directors have access to the Company's management and, in addition, are encouraged to visit the Company's facilities. As necessary and appropriate, the Board and its Committees may retain outside legal, financial or other advisors.
Board Meetings
Selection of Agenda Items

The Chair establishes the agenda for Board meetings, in conjunction with Chairs of the Committees. Directors are encouraged to suggest items for inclusion on the agenda and may raise subjects not specifically on the agenda.
Attendance of Senior Executives

The Board welcomes regular attendance of senior executives to be available to participate in discussions. Presentation of matters to be considered by the Board are generally made by the responsible executive.
Executive Sessions

Regularly scheduled Board meetings include a session of all directors and the CEO. In addition, the Board meets in regularly scheduled executive sessions without the participation of the CEO or other senior executives. The Presiding Director is generally the Chair of the Corporate Governance Committee, unless there is a matter within the responsibility of another Committee, such as CEO evaluation and compensation, when the Chair of that Committee presides.
Leadership Assessment
Succession Planning

The Board plans for succession to the position of CEO. The Compensation Committee oversees the succession planning process. To assist the Board, the CEO periodically provides the Board with an assessment of senior executives and their potential to succeed to the position of CEO, as well as perspective on potential candidates from outside the Company. The Board has available on a continuing basis the CEO's recommendation should he/she be unexpectedly unable to serve. The CEO also provides the Board with an assessment of potential successors to key positions.

CEO Evaluation and Compensation
Through an annual process overseen and coordinated by the Compensation Committee, independent directors evaluate the CEO's performance and set the CEO's compensation.
* * *
Guidelines for Determining the Independence of DuPont Directors

It is the expectation and practice of the Board that, in their roles as members of the Board, all members will exercise their independent judgment diligently and in good faith, and in the best interests of the Company and its stockholders as a whole, notwithstanding any member's other activities or affiliations.

However, in addition, the Board has determined that a substantial majority of its members should be "independent" in that they are free of any material relationship with the Company or Company management, whether directly or as a partner, stockholder or officer of an organization that has a material relationship with the Company. In furtherance of this objective, the Board has adopted the following Guidelines for determining whether a member is considered "independent."
The Board will re-examine the independence of each of its members once per year and again if a member's outside affiliations change substantially during the year.

For purposes of these Guidelines, "members of his/her immediate family" and similar phrases will mean a person's spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than an employee) who shares the person's home. "The Company" means the Company and all of its consolidated subsidiaries.
1.

Regardless of other circumstances, a Board member will not be deemed independent if he/she does not meet the independence standards adopted by the New York Stock Exchange (see below), or any applicable legal requirement.

2.

Except in special circumstances, as determined by a majority of the independent members of the Board, the following relationships will be considered not to be material relationships that would affect a Board member's independence:

(a)
If the Board member is an executive officer or employee, or any member of his/her immediate family is an executive officer, of a bank to which the Company is indebted, and the total amount of the indebtedness does not exceed one percent of the total assets of the bank for any of the past three years.
(b)
If the Board member or any member of his/her immediate family serves as an officer, director or trustee of a charitable or educational organization, and contributions by the Company do not exceed the greater of $1,000,000 or two percent of such organization's annual consolidated gross revenues, including annual charitable contributions, for any of the past three years.
3.

If a Board member has a relationship that exceeds the thresholds described in Section 2 above, or another significant relationship with the Company or its management that is not described in Section 2 above, then the Board will determine by a majority of the independent members whether that member's relationship would affect the Board member's independence.

4.	The Board will consider all relevant facts and circumstances in determining independence.
5.	Any determinations of independence made pursuant to Section 3 above will be disclosed in the Company's annual meeting proxy statement.

Current New York Stock Exchange standards state that a director will not be independent:
(a)	If the Board member is, or has been within the last three years, an employee or any member of his/her immediate family is, or has been within the last three years, an executive officer of the Company;
(b)
If the Board member (i) is a current partner or employee of a firm that is the Company's internal or external auditor; (ii) has an immediate family member who is a current partner of such a firm; (iii) has an immediate family member who is a current employee of such a firm and personally works on the listed company's audit; or (iv) was, or has an immediate family member who was, within the last three years, a partner or employee of such a firm and personally worked on the Company's audit within that time;
(c)
If the Board member or any member of his/her immediate family is, or in the last three years has been, employed as an executive officer of another company where the Company's present executive officers at the same time serve/served on that company's compensation committee;
(d)
If the Board member is a current employee, or if any member of his/her family is a current executive officer, of another company that makes payments to, or receives payments from, the Company for property or services which exceed the greater of $1,000,000 or two percent of the other company's annual consolidated gross revenues for any of the last three years; or
(e)
If the Board member, or a member of his/her immediate family, has received more than one hundred and twenty thousand dollars (US $120,000) in direct compensation from the Company (other than director and committee fees and pension or other forms of deferred compensation for prior service which are not contingent in any way on continued service) during any twelve-month period within the last three years.

Committees of the Board

Audit	Responsibilities include:
Committee	• Employs the Company's independent registered public accounting firm, subject to stockholder ratification, to audit the Company's Consolidated Financial Statements.
• Pre-approves all services performed by the Company's independent registered public accounting firm.
• Provides oversight on the external reporting process and the adequacy of the Company's internal controls.
• Reviews the scope of the audit activities of the independent registered public accounting firm and the Company's internal auditors and appraises audit efforts of both.

•       Reviews services provided by the Company's independent registered public accounting firm and other disclosed relationships as they bear on the independence of the Company's independent registered public accounting firm.

• Establishes procedures for the receipt, retention and resolution of complaints regarding accounting, internal controls or auditing matters.

All members of the Audit Committee are independent directors under the Board's Corporate Governance Guidelines and applicable regulatory and listing standards. The Board has determined that all members of the Audit Committee (C. J. Crawford, J. T. Dillon, E. I. du Pont, M. A. Hewson and L. D. Juliber) are audit committee financial experts within the meaning of applicable Securities and Exchange Commission rules.

See the Audit Committee Report on page 13. The Audit Committee Charter is available on the Company's website (www.dupont.com) under Investor Center, Corporate Governance. A Summary of the Audit Committee Policy on Pre-approval of Services Performed by the Independent Registered Public Accounting Firm is included as part of "Proposal 2 — Ratification of Independent Registered Public Accounting Firm" in this Proxy Statement.
Compensation	Responsibilities include:
Committee	• Establishes executive compensation policy consistent with corporate objectives and stockholder interests.
• Oversees process for evaluating performance of the Chief Executive Officer ("CEO") against Board-approved goals and objectives and recommends to the Board compensation for the CEO.
• Reviews and approves grants under the Company's compensation plans.
• Works with management to develop the Compensation Discussion and Analysis ("CD&A").
• Oversees succession planning process for the CEO and key leadership.

All members of the Compensation Committee are independent directors under the Board's Corporate Governance Guidelines and applicable regulatory and listing standards. See the Compensation Committee Report on page 23. See also the CD&A beginning on page 24. The Compensation Committee Charter is available on the Company's website (www.dupont.com) under Investor Center, Corporate Governance.
Corporate	Responsibilities include:
Governance	• Recommends to the Board nominees for election to the Board of Directors.
Committee	• Reviews principles, policies and procedures affecting directors and the Board's operation and effectiveness.
• Oversees evaluation of the Board and its effectiveness.
All members of the Corporate Governance Committee are independent directors under the Board's Corporate Governance Guidelines and applicable regulatory and listing standards.

The Corporate Governance Charter is available on the Company's website (www.dupont.com) under Investor Center, Corporate Governance. A description of the Director Nomination Process is attached at Appendix "A."

Environmental	Responsibilities include:
Policy	• Reviews the Company's environmental policies and practices.
Committee	• Provides support for the Company's sustainable growth mission.
Science and	Responsibilities include:
Technology	• Monitors state of science and technology capabilities within the Company.
Committee	• Oversees the development of key technologies essential to the long-term success of the Company.
Strategic	Responsibilities include:
Direction	• Reviews the strategic direction of the Company's major business segments.
Committee	• Reviews significant trends in technology and their anticipated impact on the Company.

Committee Membership

The following chart shows the current committee membership and the number of meetings that each committee held in 2010.

Director	Audit Committee	Compensation Committee	Corporate Governance Committee	Environmental Policy Committee	Science and Technology Committee	Strategic Direction Committee

Samuel W. Bodman				X	X
Richard H. Brown		X	C			X

Robert A. Brown				X	X
Bertrand P. Collomb			X	X

Curtis J. Crawford	X	X			C
Alexander M. Cutler		X	X

John T. Dillon	X	C				X
Eleuthère I. du Pont	X	X			X

Marillyn A. Hewson	X			X
Lois D. Juliber	C		X			X

Ellen J. Kullman						C
William K. Reilly			X	C	X

Number of Meetings in 2010	8	7	8	3	3	1

  C = Chair

Directors fulfill their responsibilities not only by attending Board and committee meetings but also through communication with the Chair and CEO and other members of management relative to matters of mutual interest and concern to the Company.

In 2010, seven meetings of the Board were held. Each director attended at least 78% of the aggregate number of meetings of the Board and the committees of the Board on which the director served. Attendance at these meetings averaged 95% among all directors in 2010.

As provided in the Board's Corporate Governance Guidelines, directors are expected to attend the Company's Annual Meeting of Stockholders. Eleven directors attended the 2010 Annual Meeting.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted written policies and procedures relating to the approval or ratification of "Related Person Transactions." Under the policies and procedures, the Corporate Governance Committee ("Governance Committee") (or its Chair, under some circumstances) reviews the relevant facts of all proposed Related Person Transactions and either approves or disapproves of the entry into the Related Person Transaction, by taking into account, among other factors it deems appropriate:

•
the commercial reasonableness of the transaction,
•
the materiality of the Related Person's direct or indirect interest in the transaction,
•
whether the transaction may involve a conflict of interest, or the appearance of one, and
•
the impact of the transaction on the Related Person's independence under the Corporate Governance Guidelines and applicable regulatory and listing standards.

No director may participate in any discussion or approval of a Related Person Transaction for which he/she or any of his/her immediate family members is the Related Person. Related Person Transactions are approved or ratified only if they are determined to be in the best interests of DuPont and its stockholders.

If a Related Person Transaction that has not been previously approved or previously ratified is discovered, the Related Person Transaction will be presented to the Governance Committee for ratification. If such Related Person Transaction is not ratified by the Governance Committee, then the Company shall either ensure all appropriate disclosures regarding the transaction are made or, if appropriate, take all reasonable actions to attempt to terminate the Company's participation in such transaction.

Under the Company's policies and procedures, a "Related Person Transaction" is generally any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which: (i) DuPont was, is or will be a participant; (ii) the aggregate amount involved exceeds $120,000 in any fiscal year; and (iii) any Related Person had, has or will have a direct or indirect material interest. A "Related Person" is generally any person who is, or at any time since the beginning of DuPont's last fiscal year was: (i) a director or an executive officer of DuPont or a nominee to become a director of DuPont; (ii) any person who is known to be the beneficial owner of more than five percent of any class of DuPont's outstanding Common Stock; or (iii) any immediate family member of any of the foregoing persons.

Certain Relationships and Related Transactions

As discussed above, the Governance Committee is charged with reviewing issues involving independence and all Related Person Transactions. DuPont and its subsidiaries purchase products and services from and/or sell products and services to companies of which certain of the directors of DuPont, or their immediate family members, are executive officers. The Governance Committee and the Board have reviewed such transactions and relationships and do not consider the amounts involved in such transactions material. Such purchases from and sales to each company involve less than either $1,000,000 or two percent of the consolidated gross revenues of each of the purchaser and the seller and all such transactions are in the ordinary course of business. Some such transactions are continuing and it is anticipated that similar transactions will occur from time to time. The spouse of Mrs. Kullman, Chair and Chief Executive Officer, is Director – Corporate Marketing at DuPont and received total compensation in 2010 valued at $349,000 which is commensurate with that of his peers.

Communications with the Board and Directors

Stockholders and other parties interested in communicating directly with the Board, Chair, Presiding Director or other outside director may do so by writing in care of the Corporate Secretary, DuPont Company, 1007 Market Street, D9058, Wilmington, DE 19898. The Board's independent directors have approved procedures for handling correspondence received by the Company and addressed to the Board, Chair, Presiding Director or other outside director. Concerns relating to accounting, internal controls, auditing or ethical matters are immediately brought to the attention of the Company's internal audit function and handled in accordance with procedures established by the Audit Committee with respect to such matters, which include an anonymous toll-free hotline (1-800-476-3016) and a website through which to report issues (https://reportanissue.com/dupont/welcome).

 Leadership Structure of the Board

The positions of Chair of the Board and CEO are held by the same person, except in specific circumstances. At this time, the Board believes that the best interests of the Company are served by having a single Chair/CEO.

The Chair establishes the agenda for Board meetings, in conjunction with the Chairs of the Board Committees. As CEO, the Chair is best suited to ensure that critical business issues are brought before the Board, which enhances the Board's ability to develop and implement business strategies and oversee the Company's risk management efforts.

The Board appreciates that any advantages gained by having a single Chair/CEO must be weighed against any associated independence concerns. However, the Company has implemented adequate safeguards to address those concerns.

Regularly scheduled Board meetings include a session of all directors and the CEO. Each director is an equal participant in each decision made by the full Board. In addition, the Board meets in regularly scheduled executive sessions without the participation of the CEO or other senior executives. The Presiding Director is generally the Chair of the Corporate Governance Committee, unless there is a matter within the responsibility of another Committee, such as CEO evaluation and compensation, when the Chair of that committee presides. The Presiding Director also serves as liaison between the Chair and independent directors and has authority to call meetings of the independent directors.

Eleven of the Board's twelve directors are independent directors in accordance with the standards of independence of the New York Stock Exchange and as described in the Corporate Governance Guidelines. The Corporate Governance Committee as well as the Board annually reviews relationships that directors may have with the Company to make a determination of whether there are any material relationships that would preclude a director from being independent.

Directors have access to the Company's management. As necessary and appropriate, the Board and its committees may also retain outside legal, financial or other advisors.

Board's Role in the Oversight of Risk Management

The Board has an active role, directly and through the Board's committee structure, in the oversight of the Company's risk management efforts. It identifies the set of key risks to be monitored by the Board on a recurring basis, and regularly reviews and discusses with members of management information regarding the Company's business disruption, economic, environmental, legal, process safety, regulatory, reputational, strategic, technological and other risks, their potential impact, and the Company's risk mitigation efforts. Each Board committee plays a key role in overseeing the Company's management of risks that are within the committee's area of focus.

By way of example: The Compensation Committee is responsible for overseeing the management of risks relating to the Company's executive compensation practices. The Audit Committee oversees management of accounting, auditing, external reporting and internal control risks. The Corporate Governance Committee addresses risks associated with director independence and potential conflicts of interest. The Environmental Policy Committee focuses on risks associated with emerging regulatory developments related to the environment. The Science and Technology Committee considers key research and development initiatives and the risks related to those programs.

Although each committee is responsible for overseeing the management of certain risks, the full Board is regularly informed by its committees about such risks. This enables the Board and its committees to coordinate risk oversight and the relationships among the various risks.

 Board's Consideration of Diversity

The Board does not have a formal policy with respect to diversity. However, the Board and the Corporate Governance Committee each believe that it is essential that the Board members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board to best fulfill its responsibilities to the long-term interests of the Company's stockholders. See Corporate Governance Guidelines, page 3, under "Qualifications" and the Director Nomination Process at Appendix "A."

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics for Directors with provisions specifically applicable to directors. In addition, the Company has a Code of Conduct applicable to all employees of the Company, including executive officers, and a Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Controller. The Code of Business Conduct and Ethics for the DuPont Board of Directors, the DuPont Code of Conduct, and Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Controller are available on the Company's website (www.dupont.com) under Investor Center, Corporate Governance. Copies of these documents may also be obtained free of charge by writing to the Corporate Secretary.

Office of the Chief Executive

The Office of the Chief Executive (OCE) has responsibility for the overall direction and operations of all the businesses of the Company and broad corporate responsibility in such areas as corporate financial performance, environmental leadership and safety, development of global talent, research and development and global effectiveness. All six members are executive officers.

Audit Committee Report

The Audit Committee of the Board of Directors (the "Committee") assists the Board in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of the Company's internal controls. Specific responsibilities of the Committee are set forth in the Audit Committee Charter adopted by the Board and last amended and restated effective March 4, 2009. The Charter is available on the Company's website (www.dupont.com) under Investor Center, Corporate Governance.

The Committee is comprised of five directors, all of whom meet the standards of independence adopted by the New York Stock Exchange and the Securities and Exchange Commission. Subject to stockholder ratification, the Committee appoints the Company's independent registered public accounting firm. The Committee approves in advance all services to be performed by the Company's independent registered public accounting firm in accordance with the Committee's Policy on Pre-approval of Services Performed by the Independent Registered Public Accounting Firm. A summary of the Policy is included with this Proxy Statement as part of the proposal seeking ratification of the independent registered public accounting firm.

Management is responsible for the Company's financial statements and reporting process, for establishing and maintaining an adequate system of internal control over financial reporting, and for assessing the effectiveness of the Company's internal control over financial reporting. PricewaterhouseCoopers LLP ("PwC"), the Company's independent registered public accounting firm, is responsible for auditing the Company's Consolidated Financial Statements and for assessing the effectiveness of internal control over financial reporting. The Committee has reviewed and discussed the Company's 2010 Annual Report on Form 10-K, including the audited Consolidated Financial Statements of the Company and Management's Report on Internal Control over Financial Reporting, for the year ended December 31, 2010 with management and with representatives of PwC.

The Committee has also discussed with PwC matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board ("PCAOB"). The Committee has received from PwC the letter and written disclosures required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with PwC its independence.

The Committee has considered whether the provision to the Company by PwC of limited non-audit services is compatible with maintaining the independence of PwC. The Committee has satisfied itself as to the independence of PwC.

Based on the Committee's review of the audited Consolidated Financial Statements of the Company, and on the Committee's discussions with management of the Company and with PwC, the Committee recommended to the Board of Directors that the audited Consolidated Financial Statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

    AUDIT COMMITTEE

    Lois D. Juliber, Chair
    Curtis J. Crawford
    John T. Dillon
    Eleuthère I. du Pont
    Marillyn A. Hewson

Directors' Compensation

Nonemployee directors receive compensation for Board service, which is designed to fairly compensate them for their Board responsibilities and align their interests with the long-term interests of stockholders.

The Compensation Committee, which consists solely of independent directors, has the primary responsibility to review and consider any revisions to directors' compensation. The process for setting director pay is guided by the following principles:

•
Transparency

–
Director compensation is reviewed annually by the Compensation Committee, with recommendation to the full Board which approves changes to director pay.
–
Details of director compensation are disclosed in the proxy statement annually.

•
Fair and competitive compensation that aligns director behavior with the best interests of stockholders

–
A significant portion of the annual retainer is paid in restricted stock units, the restrictions on which lapse over a three-year period.
–
Stock Ownership Guidelines exist to encourage ownership.
–
DuPont's goal is to assure competitive levels of director pay, reflective of the significant time commitment expected, through a director compensation program built upon an annual retainer.
–
Directors must act in the best interests of the Company and its stockholders. DuPont's Stock Ownership Guidelines and use of restricted stock units support and reinforce this commitment.
–
Director compensation is monitored closely against Market trends and external practices, as well as against changes at the Peer Group companies. "Market" and "Peer Group" are defined on page 26.

With the assistance of Frederic W. Cook & Co., Inc., the independent compensation consultant retained by the Compensation Committee, the Committee closely monitors trends in director compensation in the marketplace. Subsequent to a careful review of the market practices in 2010, the compensation for nonemployee directors was revised effective January 1, 2011. The compensation program for nonemployee directors for 2010 and 2011 is described in detail in the chart below:

Compensation Element	2010	2011

Annual Retainer (TOTAL)	$200,000	$230,000

Cash Retainer	$85,000	$100,000

Equity Retainer	$115,000 — delivered in the form of 3,440 Time-Vested Restricted Stock Units	$130,000 — delivered in the form of 2,510 Time-Vested Restricted Stock Units
	Granted February 3, 2010; provide for dividend equivalent units; restrictions lapse in three equal installments; payable in stock	Granted February 2, 2011; provide for dividend equivalent units; restrictions lapse in three equal installments; payable in stock

Annual Committee Member Fee	Audit $15,000 All Other Committees $9,000	None

Annual Committee Chair Fee	Audit $25,000 All Other Committees $18,000	All Committee Chairs $20,000

Stock Ownership Guideline	2 × Total Annual Retainer = $400,000	2 × Total Annual Retainer = $460,000

The Company does not pay meeting fees, but does pay for or reimburse directors for reasonable travel expenses related to attending Board, committee, educational, and Company business meetings. Details regarding total director compensation for 2010 are reflected in the table below. E. J. Kullman, Chair of the Board, received no additional compensation for her service as a director.

2010 DIRECTORS' COMPENSATION

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total

S. W. Bodman	$103,000	$115,206	—	$300	$218,506
R. H. Brown	121,000	115,206	—	43,468	279,674
R. A. Brown	103,000	115,206	—	41,170	259,376
B. P. Collomb	103,000	115,206	—	44,230	262,436
C. J. Crawford	127,000	115,206	$25,924	43,175	311,305
A. M. Cutler	103,000	115,206	—	41,785	259,991
J. T. Dillon	127,000	115,206	—	44,187	286,393
E. I. du Pont	118,000	115,206	—	29,665	262,871
M. A. Hewson	109,000	115,206	—	37,459	261,665
L. D. Juliber	128,000	115,206	24,315	40,791	308,312
W. K. Reilly	121,000	115,206	7,013	44,257	287,476

(1)
The term of office for directors who are elected at the Company's Annual Meeting of Stockholders begins immediately following the election and ends upon the election of directors at the annual meeting held the following year.

(2)
Outstanding equity awards data for individual directors are noted below:

Name	Outstanding Stock Awards at December 31, 2010(a)	Outstanding Option Awards at December 31, 2010

S. W. Bodman	5,895	—
R. H. Brown	8,220	—
R. A. Brown	8,220	—
B. P. Collomb	8,220	—
C. J. Crawford	8,220	11,400
A. M. Cutler	8,048	—
J. T. Dillon	8,220	—
E. I. du Pont	8,220	—
M. A. Hewson	8,220	—
L. D. Juliber	8,220	11,400
W. K. Reilly	8,220	11,400

(a)
Includes dividend equivalent units. Does not include deferred units.
(3)
Represents the aggregate grant date fair value of time-vested restricted stock units ("RSUs") granted in 2010 as computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation — Stock Compensation ("FASB ASC Topic 718").

(4)
Includes change in pension value under the Company's discontinued retirement income plan for nonemployee directors.

This column is also intended to report above-market earnings on nonqualified deferred compensation balances. The interest rate used to credit earnings on deferrals under the DuPont Stock Accumulation and Deferred Compensation Plan for Directors is the 30-year Treasury rate, which is traditionally below the applicable federal market rate. Accordingly, no above-market earnings are reported in this column.

(5)
Includes Company-paid accidental death and disability insurance premiums ($300 per director) and accruals made in 2010 for nonemployee directors under the discontinued Directors' Charitable Gift Plan. For more information on the Directors' Charitable Gift Plan, see the narrative discussion below.

 Stock Ownership Guidelines

Stock ownership guidelines require each nonemployee director to hold DuPont Common Stock equal to a multiple of two times the Annual Retainer. Directors have up to five years from date of election to achieve the required ownership. As of the end of 2010, all eleven nonemployee directors met or exceeded the ownership requirements.

Deferred Compensation

Under the DuPont Stock Accumulation and Deferred Compensation Plan for Directors, a director may defer all or part of the Board retainer and committee fees in cash or stock units until a specified year, until retirement as a director, or until death. Interest accrues on deferred cash payments and dividend equivalents accrue on deferred stock units. This deferred compensation is an unsecured obligation of the Company.

Retirement Income Plan

The Company's retirement income plan for nonemployee directors was discontinued in 1998. Nonemployee directors who began their service on the Board before the plan's elimination continue to be eligible to receive benefits under the plan. Annual benefits payable under the plan equal one-half of the annual Board retainer (exclusive of any committee compensation and stock, RSU or option grants) in effect at the director's retirement. Benefits are payable for the lesser of life or ten years.

Directors' Charitable Gift Plan

In October 2008, the Company discontinued its Charitable Gift Plan with respect to future directors. The Directors' Charitable Gift Plan was established in 1993. After the death of a director, the Company will donate five consecutive annual installments of up to $200,000 each to tax-exempt educational institutions or charitable organizations recommended by the director and approved by the Company.

A director is fully vested in the plan after five years of service as a director or upon death or disability. The plan is unfunded; the Company does not purchase insurance policies to satisfy its obligations under the plan. The directors do not receive any personal financial or tax benefit from this program because any charitable, tax-deductible donations accrue solely to the benefit of the Company. Employee directors may participate in the plan if they make a required annual contribution.

Accidental Death and Disability Insurance

The Company maintains $300,000 accidental death and disability insurance on nonemployee directors.

1 — ELECTION OF DIRECTORS

The ten nominees for election as directors are identified on pages 17 through 21. All nominees are now members of the Board of Directors. Two current directors, S. W. Bodman and J. T. Dillon, are not standing for election. Both are retiring pursuant to the age 72 retirement policy in the Board's Corporate Governance Guidelines.

The Board has determined that, except for E. J. Kullman, Chair and Chief Executive Officer, each of the nominees and each other person who served as director during 2010 is or was, as the case may be, independent within the independence requirements of the New York Stock Exchange listing standards and in accordance with the Guidelines for Determining the Independence of DuPont Directors set forth in the Board's Corporate Governance Guidelines. See pages 3-7.

The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate following recommendation by the Corporate Governance Committee, or the Board may reduce the number of directors to eliminate the vacancy.

The Board's Corporate Governance Guidelines describe qualifications for directors. Directors are selected for their integrity and character; sound, independent judgment; breadth of experience, insight and knowledge; and business acumen. Leadership skills, scientific or technology expertise, familiarity with issues affecting global businesses in diverse industries, prior government service, and diversity are among the relevant criteria, which will vary over time depending on the needs of the Board. Additionally, directors are expected to be willing and able to devote the necessary time, energy and attention to assure diligent performance of their responsibility.

When considering candidates for nomination, the Committee takes into account these factors to assure that new directors have the highest personal and professional integrity, have demonstrated exceptional ability and judgment and will be most effective, in conjunction with other directors, in serving the long-term interest of all stockholders. The Committee will not nominate for election as a director a partner, member, managing director, executive officer or principal of any entity that provides accounting, consulting, legal, investment banking or financial advisory services to the Company.

The following material contains information concerning the nominees, including their period of service as a director, their recent employment, other directorships, including those held during the past five years with a public company or registered investment company, and age as of the 2011 Annual Meeting.

RICHARD H. BROWN, 63                                                 Director since 2001

Former chairman and chief executive officer of Electronic Data Systems Corporation, a leading global services company. Mr. Brown is a director of Browz Group, LC and a trustee of Command and General Staff College Foundation, Inc. He is a former member of The Business Council, The Business Roundtable, U.S.-Japan Business Council, the French-American Business Council, the President's Advisory Committee on Trade and Policy Negotiations and the President's National Security Telecommunications Advisory Committee. Mr. Brown formerly served as a director of The Home Depot, Inc. (2000-2006).

From his experiences as the chief executive officer and chairman of the board of several large public companies, and his role on the compensation and governance committees of others, Mr. Brown offers the Board important global insights in the areas of international business management, corporate governance, human resources, information technology and investor relations.

ROBERT A. BROWN, 59                                                           Director since 2007

President of Boston University since September 2005. He previously was provost and professor of chemical engineering at the Massachusetts Institute of Technology from July 1998 through July 2005. Dr. Brown is a member of the National Academy of Sciences, the American Academy of Arts and Sciences, the National Academy of Engineering and a former member of the President's Council of Advisors on Science and Technology.

With his science and engineering background and from his positions at Boston University and the Massachusetts Institute of Technology, Dr. Brown provides the Board with an invaluable science and technology perspective combined with senior management capabilities.

BERTRAND P. COLLOMB, 68                                                 Director since 2007

Former chairman, from 1989 to 2007, and chief executive officer, from 1989 to 2004, of Lafarge, a global manufacturer of building materials, headquartered in Paris, France. He is also a director of Total and ATCO Ltd. (both since 2000). Mr. Collomb is Chairman of the French Institute of International Relations (IFRI) and the French Institute for Science and Technology (IHEST). Mr. Collomb is founder of the Center for Management Research at the Ecole Polytechnique, former chairman of the World Business Council for Sustainable Development and a member of the Institut de France.

Mr. Collomb gives the Board significant insight in the areas of global business, environmental management and corporate governance from his experience as chair and chief executive officer of Lafarge (a leader in environmental management), and his positions on other boards, including as chair of the World Business Council for Sustainable Development. Mr. Collomb also has important non-governmental organization ("NGO") experience to share with the Board from his roles as chair of IFRI and IHEST.

CURTIS J. CRAWFORD, 63                                                 Director since 1998

President and Chief Executive Officer, since June 2003, of XCEO, Inc., a consulting firm specializing in leadership and corporate governance, and author of three books on these subjects. He formerly served as president and chief executive officer of Onix Microsystems, Inc. Dr. Crawford is a director of ITT Corporation (since 1996) and ON Semiconductor Corporation (since 1999). He also serves as a trustee of DePaul University. Dr. Crawford formerly served as a director of Agilysis, Inc. (2005-2008)

Through his senior leadership roles in the technology sector, Dr. Crawford provides the Board with expertise in the areas of information technology, research and development, finance, new business development, marketing and manufacturing. As a consultant, Dr. Crawford offers unique perspectives on governance and organizational effectiveness.

ALEXANDER M. CUTLER, 59                                                 Director since 2008

Chairman and Chief Executive Officer, since 2000, of Eaton Corporation, a global diversified industrial manufacturer. He formerly served as president and chief operating officer, executive vice president and chief operating officer-Controls and executive vice president-Operations. He serves on the boards of KeyCorp (since 2000), The Electrical Manufacturers Club, The Greater Cleveland Partnership, United Way Services of Greater Cleveland, and the Musical Arts Association. He also chairs the Corporate Leadership Initiative of The Business Roundtable and is a member of The Business Council.

As Chair and CEO of a Fortune 200 company, Mr. Cutler gives the Board a wealth of global business management, finance, investor relations and marketing experience in a multinational manufacturing company. Through his other board roles and his position as Chair of The Business Roundtable Corporate Initiative (which includes corporate governance and financial regulatory reform), Mr. Cutler also provides the Board with important insights in the areas of corporate governance and government relations.

ELEUTHÈRE I. DU PONT, 44                                                 Director since 2006

President, Longwood Foundation since 2008. In 2007 and 2008, he served as senior vice president, operations and chief financial officer of drugstore.com, a leading online provider of health, beauty, vision and pharmacy products. Prior to that, Mr. du Pont served as president and chief financial officer of Wawa, Inc., a chain of food markets in the mid-Atlantic region with sales of $5 billion.

From his experiences as president and chief financial officer, Mr. du Pont brings to the Board expertise on corporate governance, accounting, finance, information technology, investment management, investor relations and procurement. He also brings a unique perspective from his roles leading safety, supply chain and operations.

MARILLYN A. HEWSON, 57                                                 Director since 2007

Executive Vice President, since January 2010, Electronic Systems, Lockheed Martin Corporation, a leader in providing advanced technology products, services and systems integration solutions to defense, civil and commercial customers worldwide. She formerly served as president, Lockheed Martin Systems Integration-Owego from September 2008 through December 2009, executive vice president, global sustainment for Lockheed Martin Aeronautics Company from April 2007 to August 2008, and president, Logistics Services from January 2007 to March 2007. Prior to that, Ms. Hewson was president, Kelly Aviation Center L.P. Ms. Hewson is a member of the Board of Visitors of the College of Commerce and Business of the University of Alabama. She formerly served as a director of Carpenter Technology Corporation (2002-2006).

Through experiences gained in senior leadership roles at Lockheed Martin, Ms. Hewson provides to the Board broad insight and knowledge on global business management, human resources, finance, supply chain, leveraged services, internal audit and government contracting. In addition, Ms. Hewson offers expertise in government relations.

LOIS D. JULIBER, 62                                                           Director since 1995

Retired vice chairman, a position she held from July 2004 to March 2005, of Colgate-Palmolive Company, the principal business of which is the production and marketing of consumer products. Ms. Juliber was chief operating officer of
Colgate-Palmolive from 2000 to 2004. She formerly served as executive vice president-Developed Markets, president, Colgate-Palmolive North America and chief technological officer of Colgate-Palmolive. Ms. Juliber is a director of Goldman Sachs (since 2004) and Kraft Foods Inc. (since 2007). She also serves as Chairman of the MasterCard Foundation and a member of the board of trustees of Women's World Banking and a Trustee Emeritae of Wellesley College.

Ms. Juliber brings deep and broad global advertising, consulting, finance, human resources, management, consumer products marketing and new business development expertise to the Board from her roles as vice-chair, chief operating officer and chief technological officer at Colgate-Palmolive. In addition, Ms. Juliber provides important audit and governance knowledge from her experiences at Colgate-Palmolive, and her service on the boards of other multinational corporations and nonprofit organizations.

ELLEN J. KULLMAN, 55                                                 Director since 2008

Chair, since January 2010, and Chief Executive Officer of DuPont since January 2009. Mrs. Kullman served as president of DuPont from October 2008 to December 2008. From June 2006 through September 2008, she served as executive vice president responsible for DuPont Coatings & Color Technologies; DuPont Electronic & Communication Technologies; DuPont Performance Materials; DuPont Safety & Protection; Marketing & Sales; Pharmaceuticals; Risk Management; and Safety & Sustainability. Prior to that, Mrs. Kullman was group vice president-DuPont Safety & Protection. Mrs. Kullman is a director of United Technologies Corporation (since 2011). She is a member of the boards of Tufts University and the U.S.-India CEO Forum. Mrs. Kullman formerly served as a director of General Motors Company (2004-2008).

As Chief Executive Officer of the Company, Mrs. Kullman is best suited to ensure that critical business issues are brought before the Board, which enhances the Board's ability to oversee the development and implementation of business strategies and the Company's risk management efforts. The Board believes that the Company is typically best served by combining the role of Chair and Chief Executive Officer. For a discussion of the Board's leadership structure, refer to page 11 of this Proxy Statement.

WILLIAM K. REILLY, 71                                                           Director since 1993

Senior Advisor, since October 2006, at TPG Capital LP and Founding Partner, since 1997, of Aqua International Partners, L.P., an affiliate of TPG Capital LP which finances water supply and renewable energy. In May 2010, President Obama appointed Mr. Reilly Co-Chair of the National Commission on the BP Deepwater Horizon Oil Spill and Offshore Drilling. He formerly served as administrator of the United States Environmental Protection Agency, and president of World Wildlife Fund and The Conservation Foundation. Mr. Reilly is a director of ConocoPhillips (since 2002), Royal Caribbean International (since 1998), National Geographic Society and the Packard Foundation. He also serves as Chairman Emeritus of the Board of World Wildlife Fund, Chairman of the Advisory Board of the Nicholas Institute for Environmental Policy Solutions of Duke University and Chairman of Climate Works.

Mr. Reilly brings significant environmental management skills to the Board from his experience with the White House, NGOs and executive agencies, along with private sector environmental experience. As former Administrator of EPA, former co-chair of the National Commission on Energy Policy, and Chairman of Climate Works, Mr. Reilly has developed invaluable government relations capabilities. Mr. Reilly also offers strong legal, finance, consulting, investment management and governance capabilities from his roles at TPG Capital LP and on the boards of other organizations.

Ownership of Company Stock

Set forth below is certain information, as of December 31, 2010, concerning beneficial owners known to DuPont of more than five percent of DuPont's outstanding Common Stock:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Outstanding

Blackrock, Inc.	53,959,179(1)	5.91%(1)
40 East 52nd Street
New York, NY 10022

(1)
Based solely on a Schedule 13G filed with the Securities and Exchange Commission on February 4, 2011, Blackrock, Inc. ("Blackrock") reported aggregate beneficial ownership of approximately 5.91%, or 53,959,179 shares, of DuPont Common Stock as of December 31, 2010. Blackrock reported that it possessed sole voting power and sole dispositive power over 53,959,179 shares. Blackrock also reported that it did not possess shared voting or shared dispositive power over any shares beneficially owned.

The following table includes shares of DuPont Common Stock beneficially owned by each director and nominee, by each executive officer named in the 2010 Summary Compensation Table on page 38 of this Proxy Statement and by all directors and executive officers as a group as of December 31, 2010. Under rules of the Securities and Exchange Commission, "beneficial ownership" includes shares for which the individual, directly or indirectly, has or shares voting or investment power, whether or not the shares are held for the individual's benefit.

	Amount and Nature of Beneficial Ownership (Number of Shares)

Name	Direct(1)	Indirect(2)	Right to Acquire(3)	Percent of Class(4)

S. W. Bodman	—	41,100	4,528

J. C. Borel	52,637	11,209	413,796

R. H. Brown	—	—	28,365

R. A. Brown	—	110	7,816

B. P. Collomb	5,290	—	7,816

T. M. Connelly, Jr.	52,567	27,857	728,366

C. J. Crawford	150	235	32,616

A. M. Cutler	5,000	—	14,746

J. T. Dillon	1,000	—	9.756

E. I. du Pont	769	1,361	7,816

N. C. Fanandakis	24,769	—	122,546

M. A. Hewson	2,000	—	18,216

L. D. Juliber	—	600	46,922

J. L. Keefer	46,370	—	309,735

E. J. Kullman	117,515	9,491	1,109,777

W. K. Reilly	—	—	60,674

Directors and Executive Officers as a Group	349,688	92,928	3,419,464	0.4%

(1)
These shares are held individually or jointly with others, or in the name of a bank, broker or nominee for the individual's account.

(2)
This column includes other shares over which directors and executive officers have or share voting or investment power, including shares directly owned by certain relatives with whom they are presumed to share voting and/or investment power, and shares held under the DuPont Retirement Savings Plan.

(3)
This column includes shares which directors and executive officers had a right to acquire beneficial ownership of within 60 days from December 31, 2010, through the exercise of stock options or through the conversion of restricted stock units or deferred stock units granted or held under DuPont's equity-based compensation plans.

(4)
Unless otherwise indicated, beneficial ownership of any named individual does not exceed 0.2% of the outstanding shares of the class.

Section 16(a) Beneficial Ownership Reporting Compliance

Directors and executive officers are required to file reports of ownership and changes in ownership of DuPont Common Stock with the Securities and Exchange Commission. All such filings were timely made in 2010.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during 2010 an officer or employee of DuPont or any of the Company's subsidiaries nor was any such person a former officer of DuPont or any of the Company's subsidiaries. In addition, no member of the Board of Directors is an executive officer of another entity at which one of the Company's executive officers serves on the board of directors.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed the Compensation Discussion and Analysis ("CD&A") section included in this Proxy Statement.

The Compensation Committee has also reviewed and discussed the CD&A with management.

Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the CD&A be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 and in this Proxy Statement.

The members of the Compensation Committee of the Board of Directors have provided this report.

                 COMPENSATION COMMITTEE

                 John T. Dillon, Chair
                 Richard H. Brown
                 Curtis J. Crawford
                 Alexander M. Cutler
                 Eleuthère I. du Pont

Compensation Discussion and Analysis (CD&A)

Executive Compensation Philosophy and Core Principles

DuPont (referred to throughout this CD&A as "Company", "we" or "our") is a market-driven science company. Our technology-based innovations provide solutions for global needs while driving growth and maximizing shareholder value. The executive compensation programs at DuPont are designed to attract, motivate, reward and retain the high quality executives necessary for Company leadership and accomplishment of our objectives. The following principles guide the design and administration of those compensation programs:

  •
  There should be a strong link between pay and performance.

  •
  Executives' interests should be aligned with those of our stockholders.

  •
  Programs should reinforce business strategies and drive long-term sustained stockholder value.

Our Performance in 2010

In 2010, we were able to take advantage of the productivity and differential business management processes we put in place in 2009. Here are some of highlights of our Company's performance in 2010:

Sales	More than doubled our targeted growth

Earnings	Earnings per share growth was more than four times targeted growth

Cash Flow	Nearly doubled our cash flow target, primarily driven by higher earnings and working capital productivity

Productivity	Exceeded our productivity targets for fixed costs and working capital

Shareholder Return	Strong business performance in 2010 benefited our shareholders, as demonstrated by our 2010 total shareholder return ("TSR") of 55% compared to our peer group median TSR of 15%

Summary of 2010 Compensation Actions

Pay actions for our Named Executive Officers ("NEOs") in 2010 reflected our improved Company performance.

Short-Term Performance and Compensation

2010 Short-Term Performance and Incentive Payments

•       Base salary increases were reinstated and incorporated promotions and market adjustments.

•       Short-term Incentive ("STIP") or annual incentive awards for NEOs were 143 percent of target and aligned with our performance as illustrated in the chart.

–      Strong performance drove 59% increase in NEO STIP payout factor, from 90% of target in 2009 to 143% of target in 2010.

        * See page 31 for reported EPS reconciliation

Long-Term Performance and Compensation

Long-Term Performance and Incentive Payments

•       Performance-based restricted stock units ("PSUs") for the 2008 to 2010 performance period were paid out at 176 percent of target and reflected strong performance in revenue growth and TSR relative to our Peer Group.

–      7% revenue growth vs. 1% peer group median, or 63rd percentile rank

–      25% TSR vs. negative 5% peer group median, or 95th percentile rank

Determining Executive Compensation

An important aspect of the Compensation Committee's annual work relates to the determination of compensation for the Company's NEOs and other Section 16 officers. The NEOs are the Company's Chief Executive Officer ("CEO"), Chief Financial Officer and the three other most highly compensated executive officers.

In 2010, the Compensation Committee ("Committee") retained Frederic W. Cook & Co., Inc. ("Cook") to serve as an independent compensation consultant to the Committee on executive compensation matters. Cook performs work at the direction and under the supervision of the Committee, and provides no services to DuPont other than those for the Committee.

Summarized in the table below are responsibilities for executive compensation.

Compensation Committee

•       Determine executive compensation philosophy

•       Approve incentive compensation programs and target STIP and PSU performance expectations

•       Approve all compensation actions for the executive officers, other than the CEO, including base salary, target and actual STIP, equity grants, and target and actual PSU awards

•       Recommend to the full Board similar pay actions for the CEO

Independent Board Members	• Assess performance of the CEO • Approve all compensation actions for the CEO including base salary, target and actual STIP, equity grants, and target and actual PSU awards

Committee Consultant — Cook

•       Provide advice, research and analytical services on a variety of subjects, including compensation of executive officers, nonemployee director compensation, and executive compensation trends

•       Participate in meetings as requested and communicate with the Chair of the Committee between meetings

CEO	• Provide a performance assessment of the executive officers • Recommend compensation targets and actual awards for the executive officers • Recommend performance targets for the STIP and PSU programs

The Committee considers a broad number of facts and circumstances in finalizing executive officer pay decisions, including business results, competitive analysis, pay equity multiples, tally sheets and individual performance.

Competitive Analysis

To ensure a complete and robust picture of the overall compensation environment and consistent comparisons for the CEO and other NEOs, compensation is assessed primarily against published compensation surveys that represent large companies with median revenue comparable to DuPont's ("Market"), including surveys by Towers Watson, Mercer, Aon Hewitt and Hay Group.

We also use a select group of peer companies ("Peer Group") to:

•
benchmark pay design (mix, performance criteria, etc.)
•
measure financial performance
•
test the link between pay and performance

Because of the smaller number of companies, we periodically find volatility in Peer Group compensation data year over year. Therefore, we use Market survey information as the primary source to set compensation levels.

The Peer Group represents the multiple markets in which we compete — including markets for executive talent, customers and capital — and is comprised of large, high-performing U.S.-based companies with a strong scientific focus and/or research intensity and a significant international presence. The Committee regularly reviews the Peer Group. Effective January 1, 2011, Hewlett-Packard Company was removed from the Peer Group due to size considerations. Further, effective January 1, 2011, Motorola, Inc. was removed from the Peer Group because its assets were divided between two separate and independent companies. The current Peer Group consists of the following companies:

3M Company	Eastman Kodak Company	Kimberly-Clark Corporation
Abbott Laboratories	Emerson Electric Co.	Merck & Co., Inc.
Air Products & Chemicals, Inc.	Honeywell International Inc.	Monsanto Company
Baxter International Inc.	Ingersoll-Rand plc	The Proctor & Gamble Company
The Boeing Company	Johnson & Johnson	United Technologies Corporation
Caterpillar Inc.	Johnson Controls Inc.

Pay Equity Multiple

To ensure that NEOs are paid appropriately relative to each other and that we manage the pay differential between the CEO and the other NEOs, we apply a pay equity multiple to average total cash compensation ("TCC" equals base salary plus STIP awards) and average total direct compensation ("TDC" equals TCC plus long-term incentive awards).

The final 2009 and 2010 pay equity multiples are as follows:

Element (Pay Equity Multiple Range)	2009	2010

TCC (2 - 3 times NEO)	2.5	2.8
TDC (3 - 4 times NEO)	3.4	3.9

Tally Sheets

Annually, the Committee reviews tally sheets for each NEO that include all aspects of total compensation and the benefits associated with various termination scenarios. Tally sheets, which provide the Committee with information on all elements of actual and potential future compensation of the NEOs, as well as data on wealth accumulation, helped the Committee confirm that there were no unintended consequences of their actions.

Individual Performance

Each year the full Board conducts a review of the CEO's performance. In addition, the CEO provides the Compensation Committee with an assessment of performance for each of the NEOs. Individual performance is evaluated based on a number of objective and subjective factors such as attainment of specific sales goals, achievement of fixed cost reduction targets, or successful introduction of a new product. Individual performance is a consideration in several aspects of compensation as described under each element.

Executive Compensation Overview

Components of the Executive Compensation Program

Our executive compensation program consists of the following components:

Compensation Element	Overview/Objectives	Market Targeting

Base salary	• Foundation of compensation program • Provides regular source of income for NEOs	Market Median (Survey)

Annual short-term incentive ("STIP") awards	• Align participants with annual goals and objectives • Create direct link to annual financial and operational performance	Market Median Actual payout fluctuates with Company performance

Long-term incentive ("LTI") awards

•       Link pay and performance — accelerate growth and balance this growth with productivity, profitability, and capital management

•       Align the interests of executives with stockholders

•       Increase stockholder value

•       Balance plan costs, such as accounting and dilution, with employee-perceived value, potential wealth creation opportunity and employee share ownership expectations

Market Median Actual value realized fluctuates with Company performance

Benefits

•       Standard range of tax-qualified retirement, medical, dental, vacation benefit, life insurance and disability plans provided to other employees

•       Nonqualified retirement plans that restore those benefits that cannot be paid as a result of Internal Revenue Code ("IRC") limits applicable to tax-qualified retirement plans

•       Nonqualified deferred compensation plan that allows for deferral of base salary, STIP and LTI awards

Peer Group Median Market Median

Limited perquisites

•       Very limited perquisites or personal benefits

•       Personal financial counseling (excluding tax preparation) at a cost of generally less than $10,000 per NEO

•       The CEO travels on Company aircraft for business and personal travel. Commercial travel is permitted when security risk is considered minimal and such travel is approved by the Office of the Director of Corporate Security.

Programs NOT offered

•       Because they do not support our guiding principles we do NOT offer the following:

–      Employment agreements

–      Tax gross-up on benefits and perquisites (except for change in control provisions in our Equity and Incentive Plan, we do not have change in control agreements and, therefore, have no need for tax gross-ups related to Internal Revenue Code Section 280G)

–      Supplemental executive retirement benefits

–      Plans that allow for granting additional years of service or plans that include LTI in the pension calculation

Mix of Pay

To reinforce our pay for performance philosophy, more than two-thirds of targeted TDC is contingent upon performance and, therefore, fluctuates with our financial results and share price. We believe this approach motivates executives to consider the impact of their decisions on stockholder value.

To mitigate the possible risk inherent in the greater focus on LTI, executives receive an equal mix, by fair value on the date of grant, of stock options (rewards for stock price appreciation and direct link to stockholder experience), time-vested restricted stock units ("RSUs") (intended as retention tool and linked to stock price) and PSUs (rewards key financial performance relative to the Peer Group in revenue growth and TSR). Overlapping performance cycles in the PSU program assure sustainability of performance.

2010 Target Compensation Mix and "Pay at Risk"

•       The targeted 2010 pay mix for NEOs is displayed on the left.

–      87% of TDC for the CEO is at risk.

–      20% of TDC is tied to achievement of annual incentive goals, and 67% is tied to achievement of share price or financial goals over a longer period.

Base Salary

Due to improved business performance, we reinstituted a salary increase budget of 3% and discontinued the Voluntary Time Off Without Pay program, under which exempt/salaried/professional employees were asked to voluntarily take time off without pay.

In setting 2010 NEO salaries, the Committee took a wide range of facts and circumstances into consideration, including a corporate budget of 3% for 2010, business results, Market competitiveness, Peer Group competitiveness (CEO only), internal relationships, tally sheets and individual performance. With the exception of the CEO, merit increases were effective March 1. The table below depicts the base salary rate as of a certain date. This information is different from the base salary provided in the Summary Compensation Table, which reflects the total base pay received for the year.

Name	2009 Base Salary(1)	2010 Base Salary(2)	Change in Base Salary	Primary Rationale

E. J. Kullman	$1,200,000	$1,300,000	8.3%	• Increase effective January 1, 2010
				• Assumption of role of Chair effective December 31, 2009
				• Targeted just below the Market median reflecting Mrs. Kullman's tenure in the role of Chair and CEO
				• 2011 increase effective March 1, 2011, 3% increase to $1,339,000
N. C. Fanandakis	500,000	566,500	13.3%	• Market adjustment
				• Internal alignment
T. M. Connelly, Jr.	710,000	731,300	3.0%	• Standard merit increase
J. C. Borel	620,000	638,600	3.0%	• Standard merit increase
J. L. Keefer	606,360	627,583	3.5%	• Standard merit increase

(1)
2009 base salary rate as of December 31, 2009, excluding impact of three weeks of voluntary time off without pay.
(2)
2010 base salary rate as of December 31, 2010.

Annual Short-Term Incentives

Our annual incentive plan design ensures that our executives maintain a strong focus on those financial metrics (e.g., revenue growth and earnings growth) that have been shown to be closely linked to shareholder value creation over time.

For 2010, the STIP awards were determined based on the following formula, measures and weightings. The Committee approves these factors at the beginning of each fiscal year. Each element is discussed in greater detail below.

1.    Target STIP

Our STIP targets are set as a percent of the midpoint of each level in our salary structure. Employees, including our NEOs, are assigned to a level, taking into consideration a position's Market value, the internal value the Company places on that position and individual circumstances, such as experience. The target STIP percent for each level is reviewed regularly against Market and approved annually by the Compensation Committee (or in the case of the CEO, by the Board). The actual calculation of the 2010 Target STIP amount for Mrs. Kullman and the other NEOs is detailed in the table below.

Name	2010 DuPont Level Midpoint	*	Target STIP %	=	Target STIP

E. J. Kullman	$1,531,500		130%		$1,990,950
N. C. Fanandakis	626,700		90%		564,030
T. M. Connelly, Jr.	726,800		95%		690,460
J. C. Borel	626,700		90%		564,030
J. L. Keefer	626,700		90%		564,030

2.    Weighted Average Payout Factor

The weighted average payout factor for the STIP is determined based on actual performance on each measure and the weighting of that performance measure.

Performance Measures

	Metric	Weighting	Rationale for Use

Corporate Performance	Earnings per Share (EPS) [EPS excluding significant items compared to prior year's performance]	20%	• Most effective and common metric in measuring stockholder value • Closely aligns stockholder and executive interests • Provides insight with respect to ongoing operating results

Business Unit Performance Because NEOs work across all businesses, their payout factor is the weighted average of all businesses' payout factors in four categories shown to the right.	1. After Tax Operating Income (ATOI) [Business unit ATOI (excluding significant items) versus budget for the year]	15%	• Measures profitability at the business unit level leading to corporate EPS results

Payout factors are determined separately for each business and measured based on the business' performance versus budget for the year.	2. Revenue [Business unit revenue versus budget for the year]	15%	• Reflects top line growth — critical to Company success

	3. Cash Flow from Operations (CFFO) [Business unit CFFO versus budget for the year]	20%	• Measures our ability to translate earnings to cash, indicating the health of our business and allowing the Company to invest for the future

	4. Dynamic Planning Factor (DPF) [Business units are assessed, both qualitatively and quantitatively, on a number of items, such as headwinds, tailwinds and other external factors, business period cost, inventory before last-in, first-out (LIFO) adjustment, free cash flow.]	10%

•       Assesses how well a business unit anticipates and responds to the business environment in a way that creates value for the Company

•       Assures that our plan payouts are relevant to the current business strategy and recognizes the external economic environment

Individual Performance	Individual Performance Assessment ("IPA")	20%

•       Based on the employee's performance
  versus personal, predetermined critical
  operating tasks or objectives, e.g.,
  attainment of specific sales goals,
  achievement of fixed cost reduction
  targets, successful introduction of a
  new product

NEO Payout Factors

Corporate and business unit performance are converted to a corresponding payout factor based on the concept of "leverage", i.e., the relationship between performance for a given metric and its payout factor. For example, ATOI and CFFO leverage is 2:1 below target and 3:1 above target. Thus, participants are deducted two percentage points in payout for each one percent change in performance below target, and receive three percentage points in payout for each one percent change in performance above target.

Leverage in our plan is in line with competitive practice and balances our internal approach to goal setting and our risk profile as a Company.

Component	Actual Performance as a % of Target	-->	Payout Factor (Unweighted)	*	Weight	=	Payout Factor (Weighted)

Corporate Performance	162%		200%		20%		40%
Business Unit Performance	60% - 224%		135%		60%		81%
NEO Individual Performance	110%		110%		20%		22%

Overall Payout Factor							143%

The measures of EPS and business unit ATOI that are used for calculation of STIP awards exclude significant items, as defined for our internal reporting purposes. Although not in accordance with Generally Accepted Accounting Principles in the United States of America ("GAAP"), we believe that these non-GAAP measures are appropriate because they are more meaningful measures of ongoing operating results of the Company.

Corporate Performance in the table above was based on EPS (excluding significant items) of $3.28 and $2.03 for 2010 and 2009, respectively. The reconciliation below shows how EPS (excluding significant items) was calculated from EPS as reported in the Company's audited financial statements for the respective year.

	2009		2010

EPS (excluding significant items)	$2.03		$3.28
Significant Items	(0.11	)*	—	**
Reported EPS	1.92		3.28

*
Hurricane proceeds and adjustments: $0.04; 2009 restructuring charge: ($0.25); 2008 and 2009 restructuring adjustments: $0.10

**
Adjustment of interest and accruals related to income tax settlements: $0.09; 2008 and 2009 restructuring adjustments: $0.02; charge related to early extinguishment of debt: ($0.13); charge related to upfront payment for licensing agreement: ($0.03); reversal of accruals related to tax valuation allowances: $0.04

In determining a consistent IPA of 22% for each of the NEOs (versus a target of 20%), the Committee considered the following:

•
E. J. Kullman
–
Led comprehensive review of Company strategy, ensuring focus on key opportunities with capacity to deliver sustained future growth
–
Employed differential business management to achieve outstanding results in revenue, earnings and cash flow
–
Focused business units on appropriate external competitive benchmarks and drove accountability for business unit performance against benchmarks
–
Captured significant gains in fixed cost productivity, driving streamlining and standardization across the organization
–
Represented the Company's mission and vision to key external constituencies, creating broader and deeper understanding of and support for the Company's objectives and achievements

•
N. C. Fanandakis
–
Led successful streamlining of global Finance organization, increasing efficiency and effectiveness of function while delivering superior capabilities
–
Played key role in embedding enhanced financial discipline across the organization, contributing to superior financial results
–
Maintained strong balance sheet, creating financial flexibility to pursue strategic opportunities enabling growth and sustainability

•
T. M. Connelly, Jr.
–
Drove growth outside of U.S. region, establishing leadership and infrastructure to support sustained expansion in developing markets
–
Renewed research and development organization, overseeing successful transition of leadership and building key technology resources for programs enabling high growth
–
Played critical role in analysis of technology-driven acquisition opportunities, evaluating capabilities and strategic alignment with the Company's existing portfolio

•
J. C. Borel
–
Drove strong market-share growth in Pioneer seed business, increasing North America corn and soy shares; led successful introduction and ramp-up of innovative new crop protection products
–
Assumed broad role in public dialogue on challenges associated with feeding the growing population, bringing perspective on products and tools available to meet the challenge of feeding people across the globe
–
Completed successful realignment, integration and investment of agricultural biotechnology resources, ensuring world-class research and development capabilities

•
J. L. Keefer
–
Assumed leadership of productivity efforts following retirement of Chief Operating Officer, driving successful efforts in plant efficiency, inventory management and fixed cost productivity
–
Played key role in development and articulation of Company strategy, overseeing in-depth portfolio and competitive analyses and evaluating acquisition opportunities
–
Established broad and deep corporate planning and strategy function, building the resources necessary to take implementation of company strategy to the next level

3.
Final STIP Payout

As illustrated in the table below, the final 2010 STIP is determined by multiplying the target STIP amount by the final total payout factor.

Name	Target STIP $	*	Corporate Payout %	+ Business Unit Payout %	+ Individual Performance %	=	TOTAL Payout Factor %	Final STIP $

E. J. Kullman	1,990,950		40%	81%	22%		143%	2,846,000
N. C. Fanandakis	564,030		40%	81%	22%		143%	807,000
T. M. Connelly, Jr.	690,460		40%	81%	22%		143%	987,000
J. C. Borel	564,030		40%	81%	22%		143%	807,000
J. L. Keefer	564,030		40%	81%	22%		143%	807,000

Total annual STIP award payout is limited to 20% of our consolidated net income before significant items after deducting six percent of net capital employed. This ensures that the amount available for STIP awards fluctuates in relation to the Company's operating results. The final 2010 STIP award payout pool of $230 million was 42% of the maximum available amount.

Long-Term Incentives (LTI)

Our LTI program for NEOs consists of an equal mix, by fair value on the date of grant, of stock options, PSUs and RSUs. This balanced program allows us to reinforce specific business objectives, talent needs and philosophical considerations and support our culture. The following table summarizes the performance drivers, mix and objectives for the various LTI components as they relate to NEOs:

	Stock Options	PSUs	RSUs

LTI Mix	one-third	one-third	one-third

Performance Drivers	• Stock price appreciation (longer-term)	• TSR (relative to Peer Group) • Revenue growth (intermediate-term) (relative to Peer Group)	• Stock price appreciation (intermediate-term)

Objectives	• Stockholder alignment • Link to long-term business objectives • Stock ownership • Lead/support business strategy as it changes • Retention	• Focus on business priorities such as revenue growth and TSR, which are obtained through balanced growth, profitability and capital management over a three-year period • Stockholder alignment	• Stock ownership • Capital accumulation • Retention

Program Design

•       Options vest in one-third increments over three years.

•       Starting in 2009, options carry a term of seven years.

•       Nonqualified stock option grants are typically made annually at the closing price on the date of grant.

•       We do not reprice stock options.

•       A reload feature is available for options granted from 1997 through 2003. Effective with options granted in 2004, option grants do not include a reload feature and we do not intend to add this feature in the future.

•       At the conclusion of the performance cycle, payouts can range from 0% to 200% of the target grant based on pre-established, performance-based corporate objectives.

•       For awards granted in 2010, those objectives are revenue growth and TSR (both on a relative basis versus the Peer Group) over the three-year performance period.

•       Typically, PSUs are awarded annually to each NEO at the beginning of a three-year performance cycle.

• RSUs vest in one-third increments over a three-year period. • RSUs are typically granted annually.

2010 LTI Awards

Annual awards to employees, including NEOs, are made at a pre-established Committee meeting in early February. This allows sufficient time for the market to absorb announcement of annual earnings, which is typically made during the fourth week of January. We do not time equity awards in coordination with the release of material nonpublic information. The grant price is the closing price on the date of grant.

Any occasional special awards to employees who are not executive officers are approved by the Special Stock Performance Committee (consisting of the Chairs of the Board and the Compensation Committee), to which the Board of Directors has delegated the authority to approve special equity grants. Awards are effective on the date of approval by the Special Stock Performance Committee.

Each year the Compensation Committee establishes target long-term incentive values based on a number of factors including Market, internal equity, and cost. Given continuing economic uncertainty in early 2010, the Committee maintained the reduced LTI targets established in 2009, which reflected a reduction of 20% relative to 2008 targets. Individual equity grants for NEOs other than the CEO may be increased or decreased from target based on individual performance. The Committee made no individual adjustments in 2010 for the NEOs.

Mrs. Kullman's 2010 LTI award was set at approximately 30% below Market median, and reflected the Committee's desire to move Mrs. Kullman's LTI award above the 25th percentile of the Market and towards the Market median over time. With that goal, the Committee approved a 2011 LTI award of $7.5 million, which brought Mrs. Kullman's LTI award slightly closer to the Market median.

Name	2010 LTI – Grant Date Fair Value*

E. J. Kullman	$6,500,000
N. C. Fanandakis	960,000
T. M. Connelly, Jr.	1,520,000
J. C. Borel	1,280,000
J. L. Keefer	1,280,000

*
Reflects the grant date fair value and differs from the value of equity awards shown in the 2010 Summary Compensation Table ("SCT") and Grants of Plan-Based Awards table ("GPBAT") because those tables reflect the probable outcome of the performance conditions for PSUs. The LTI amounts shown in this table value PSUs at the closing price of DuPont Common Stock on the date of grant, and reflect the value the Committee considered when making LTI awards for 2010.

PSUs Granted in 2010

The actual number of shares earned for the PSUs granted in 2010 will be based on DuPont's revenue growth and TSR relative to the Peer Group for 2010 through 2012, as shown in the table below.

Performance Targets (2010 - 2012 Performance Period)

Revenue Growth Payout % × Target Award × 50%	+	TSR Payout % × Target Award × 50%	=	Final Award

DuPont Revenue Growth or TSR Relative to the Peer Group	% of Target Shares Earned (Payout %)

Below 25th percentile*	0%
At 25th percentile*	25%
At 50th percentile*	100%
At or above 75th percentile*	200%

*
Interim points are interpolated

2007-2009 PSU Program (payable in 2010)

The performance period for PSUs awarded in 2007 ended on December 31, 2009. The final number of shares earned was based on revenue growth relative to the Peer Group and absolute ROIC target for each year of the three-year performance period. The final payout determination was made in March of 2010 after a review of the Company's performance. Revenue growth was comparable to the 50th percentile of the Peer Group. ROIC results were 16.2%, 12.1% and 8.8%, respectively, which was below threshold for 2008 and 2009. This resulted in an overall payout of 30%.

	Final Performance			Final Payout

Year	Revenue Growth	Target ROIC	Final ROIC	Payout Percent

2007	50th Percentile	15.5% – 16.9%	16.2%	90%
2008	Rank vs. Peer	16.5% – 17.9%	12.1%	0%
2009	Group	17.0% – 18.49%	8.8%	0%

		Final Payout Percent (Average)		30%

Further details are provided in the 2010 Option Exercises and Stock Vested table.

2008-2010 PSU Program (payable in 2011)

The performance period for PSUs awarded in 2008 ended on December 31, 2010. The final number of shares earned was based on revenue growth and TSR relative to the Peer Group over the three-year performance period. The final payout determination was made in February of 2011 after a review of the Company's performance. Revenue growth and TSR were comparable to the 63rd and 95th percentiles of the Peer Group, respectively. This resulted in an overall payout of 176%.

	Performance	Payout %

Revenue Growth	63rd percentile rank vs. Peer Group	152%
TSR	95th percentile rank vs. Peer Group	200%

	Final Payout Percent (Average)	176%

Further details are provided in the 2010 Option Exercises and Stock Vested table. Maximum units and year-end values for PSUs awarded in 2008 through 2010 are included in the Outstanding Equity Awards table.

Total 2010 NEO Compensation

The various decisions outlined above resulted in total NEO compensation for 2010 as shown in the table that follows. This table is not intended to be a substitute for the SCT or GPBAT. Base salary is as of December 31, 2010. STIP and LTI awards for 2010 are reflected in the SCT and GPBAT. The value of LTI awards reflected in the table differs from the value of equity awards shown in the SCT and GPBAT because those tables reflect the probable outcome of the performance conditions for PSUs. The LTI amounts shown in this table value PSUs at the closing price of DuPont Common Stock on the date of grant, and reflect the value the Committee considered when making LTI awards for 2010.

Name	2010 Base Salary	2010 Final STIP	2010 LTI	TDC

E. J. Kullman	$1,300,000	$2,846,000	$6,500,000	$10,646,000
N. C. Fanandakis	566,500	807,000	960,000	2,333,500
T. M. Connelly, Jr.	731,300	987,000	1,520,000	3,238,300
J. C. Borel	638,600	807,000	1,280,000	2,725,600
J. L. Keefer	627,583	807,000	1,280,000	2,714,583

TOTAL	3,863,983	6,254,000	11,540,000	21,657,983

Section 162(m) of the Internal Revenue Code of 1986

The federal tax laws impose requirements for compensation payable to the CEO and certain executive officers to be fully deductible. The Company believes it has taken appropriate actions to maximize its income tax deduction.

IRC Section 162(m) generally precludes a public corporation from taking a deduction for compensation in excess of $1,000,000 for its CEO or any of its three other highest-paid executive officers (other than the CEO or Chief Financial Officer), unless certain specific and detailed criteria are satisfied.

Annually, the Company reviews all compensation programs and payments to determine the tax impact on the Company as well as on the executive officers. In addition, the Company reviews the impact of its programs against other considerations, such as accounting impact, stockholder alignment, market competitiveness, effectiveness and perceived value to employees. Because many different factors influence a well-rounded, comprehensive executive compensation program, some compensation may not be deductible under IRC Section 162(m).

The Company will continue to monitor developments and assess alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with its compensation policies and as determined to be in the best interests of DuPont and its stockholders.

Compensation Risk

The Committee regularly monitors the Company's compensation programs to assess whether those programs are motivating the desired behaviors while driving the Company's performance and encouraging the appropriate level of risk-taking. The Committee has determined that the Company's executive compensation programs encourage the appropriate levels of risk-taking given the Company's risk profile. The Committee's review encompassed a broad range of design elements, such as mix of pay, thresholds and caps, leverage, as well as other mitigating factors and the relationship of each to risk.

Other Mitigating Factors

Payout limitations or "caps" play a vital role in risk mitigation and all metrics in the STIP and PSU programs are capped at 200% payout to protect against excessive payouts. Our performance/payout leverage is slightly less than competitive practice, reflecting our risk profile as a Company, and our rigor in setting performance targets. Clawback provisions, stock ownership guidelines and insider trading policies that prohibit executives from entering into derivative transactions also protect against excessive risk in the Company's incentive programs.

Stock Ownership Guidelines

The Company requires that NEOs accumulate and hold, within three years of the date of achieving the various executive levels, shares of DuPont Common Stock with a value equal to a specified multiple of base pay. The multiples for specific executive levels are shown below. Each NEO either exceeds or is on track to achieve the ownership goal within the time frame established.

	Target	Actual

Chief Executive Officer	5x	9x
Other NEOs average	4x	11x

DuPont Common Stock may be held in various forms to achieve the applicable ownership guidelines, including: direct ownership, shares and stock units held in employee plans. Stock options and PSUs are not included in determining whether an executive has achieved the ownership levels.

 Compensation Recovery Policy (Clawbacks)

The Equity and Incentive Plan ("EIP"), as in effect prior to the amendment that is subject to shareholder approval at the 2011 Annual Meeting, contains a "clawback" provision under which: (1) a grantee forfeits the right to receive future awards under the EIP; and (2) the Company may demand repayment of awards if the grantee engages in misconduct, including grantee's conduct that (a) results in termination for cause (as defined in the plan), (b) breaches a noncompete or confidentiality clause between the Company and grantee or (c) results in the Company restating financial statements due to material noncompliance and the grantee either (i) had knowledge of the material noncompliance or the circumstances that gave rise to such noncompliance and failed to take reasonable steps to bring it to the attention of appropriate individuals within the Company or (ii) personally and knowingly engaged in practices which materially contributed to the circumstances that enabled a material noncompliance to occur. A grantee is entitled to a hearing before the full Committee at which the grantee may be represented by counsel. Consistent with the standard applicable to other Board and Committee actions, the decision of the Committee is effective if approved by the majority of the Committee's members.

With its adoption of the Amended Equity and Incentive Plan, which is subject to shareholder approval as described in this Proxy Statement, the Board of Directors adopted a clawback policy intended to mirror the provision described above. Awards under the Amended Equity and Incentive Plan would be subject to that clawback policy.

Awards granted under the DuPont Stock Performance Plan (awards made prior to 2008) are subject to forfeiture if the Committee determines, after a hearing, that the grantee willfully engaged in any activity harmful to the interest of the Company. The DuPont Stock Performance Plan does not define specific instances of misconduct. Rather, what constitutes "activity harmful to the interest of the Company" is a determination made by the Committee based on the facts and circumstances in the situation at issue.

Consulting Agreement

DuPont generally does not enter into employment agreements (including severance agreements) with executives. Mr. Keefer retired effective December 31, 2010. To assure Mr. Keefer's active participation on a number of critical ongoing business issues, the Company entered into a one-year consulting agreement with Mr. Keefer, effective as of January 1, 2011, pursuant to which he will be paid a $15,000 monthly retainer. The agreement with Mr. Keefer contains customary provisions, including a restriction on his ability to take on any work that may create a conflict of interest, protection of confidential information and reimbursement of all expenses associated with his performance under this agreement.

Compensation of Executive Officers

2010 SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the Named Executive Officers ("NEOs") for the fiscal year ending December 31, 2010. The NEOs are: (i) the Company's Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO"); and (ii) the three other most highly compensated executive officers ranked by their total compensation (reduced by the amount of change in pension value and nonqualified deferred compensation earnings) in the 2010 Summary Compensation Table.

Name and Principal Position	Year	Salary(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total

E. J. Kullman	2010	$1,300,000	$4,701,135	$2,166,667	$2,846,000	$3,475,658	$307,514	$14,796,974
Chair &	2009	1,130,768	3,637,548	1,733,336	1,500,000	1,685,230	341,653	10,028,535
Chief Executive Officer	2008	703,685	1,302,460	586,668	718,000	575,800	63,332	3,949,945
N. C. Fanandakis	2010	533,958	694,386	320,004	807,000	1,482,123	84,460	3,921,931
Executive Vice President	2009	401,279	377,747	180,002	403,000	622,127	61,718	2,045,873
& Chief Financial Officer
T. M. Connelly, Jr.	2010	727,750	1,099,349	506,667	987,000	1,115,992	119,768	4,556,526
Executive Vice President	2009	625,563	984,966	469,335	603,000	700,181	100,491	3,483,536
& Chief Innovation Officer	2008	638,600	3,241,960	586,668	491,000	544,839	57,474	5,560,541
J. C. Borel	2010	635,500	925,825	426,669	807,000	1,229,722	101,475	4,126,191
Executive Vice President	2009	547,586	738,736	352,002	492,000	565,099	90,053	2,785,476
J. L. Keefer	2010	624,046	925,825	426,669	807,000	708,031	104,404	3,595,975
Executive Vice President	2009	571,377	895,414	426,667	536,000	873,953	99,574	3,402,985
	2008	594,920	3,123,474	533,334	535,000	994,664	53,543	5,834,935

(1)
Includes compensation which may have been deferred at the executive's election. Such amounts are also included in the Nonqualified Deferred Compensation table on page 48 — "Executive Contributions in 2010" column. Amounts shown for 2009 reflect NEOs participation in the Company's Voluntary Unpaid Time Off Program.

(2)
Represents the aggregate grant date fair value of time-vested restricted stocks unit ("RSUs") and performance-based restricted stock units ("PSUs") computed in accordance with Financial Accounting Standards Codification Topic 718 Compensation — Stock Compensation ("FASB ASC Topic 718"). Those values are detailed in the 2010 Grants of Plan-Based Awards table on page 41. For PSUs, the grant date fair value is based upon the probable outcome of the performance conditions. This amount is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair values of the PSUs assuming that the highest level of performance conditions will be achieved are as follows: E. J. Kullman ($4,333,338), N. C. Fanandakis ($640,061), T. M. Connelly, Jr. ($1,013,340), J. C. Borel ($853,392), and J. L. Keefer ($853,392).

(3)
Represents the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. Assumptions used in determining values for 2010 can be found in Note 22 to the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

(4)
Represents payouts under the cash-based award component ("STIP") of the Equity and Incentive Plan ("EIP") for services performed during 2010. Includes compensation which may have been deferred at the executive's election. Any such amounts will be included in the "Executive Contributions" column of the 2011 Nonqualified Deferred Compensation table.

(5)
This column is intended to report the estimated change in the actuarial present value of an NEO's accumulated pension benefits and any above-market earnings on nonqualified deferred compensation balances. Because the Company does not credit participants in the nonqualified plans with above-market earnings, no such amounts are reflected here.

(6)
Amounts shown include Company contributions to qualified defined contribution plans and Company contributions to nonqualified defined contribution plans. For Mrs. Kullman, the amount also reflects perquisites and personal benefits which include financial counseling, personal use of Company automobile, and personal use of Company aircraft. For a detailed discussion of the amounts reported in this column, including a discussion of how the value of personal use of Company aircraft is calculated, refer to the "All Other Compensation" section of the narrative discussion following this footnote.

Narrative Discussion of Summary Compensation Table

Salary

Amounts shown in the "Salary" column of the table above represent base salary earned during 2010. Base salary rate changes, if any, for the CEO are effective January 1 of the relevant fiscal year. Base salary rate changes for all other NEOs are effective March 1. Base salary for 2010 represented 12% of total direct compensation (base salary, STIP awards and long-term incentive ("LTI") awards) for the CEO and, on average, 22% of total direct compensation for the other NEOs, which is consistent with the Compensation Committee's goal of placing emphasis on "at risk" compensation.

Stock Awards

Amounts shown in the "Stock Awards" column of the table above represent the aggregate grant date fair value of RSUs and PSUs computed in accordance with FASB ASC Topic 718. For PSUs, the grant date fair value is based upon the probable outcome of the performance conditions. This amount is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. Refer to page 42 for a detailed discussion of the grant date fair value of stock awards.

Option Awards

Amounts shown in the "Option Awards" column of the table above represent the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. Refer to page 42 for a detailed discussion of the grant date fair value of option awards.

Non-Equity Incentive Plan Compensation

Amounts shown in the "Non-Equity Incentive Plan Compensation" column of the table above represent cash-based short-term incentive, or STIP, awards paid for a given year.

Change in Pension Value and Nonqualified Deferred Compensation Earnings

Amounts shown in the "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column of the table above represent the estimated change in the actuarial present value of accumulated benefits for each of the NEOs at the earlier of age 65 or the age at which the NEO is eligible for an unreduced pension. Key actuarial assumptions for the present value of accumulated benefit calculation can be found in Note 21 to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2010. Assumptions are further described in the narrative discussion following the Pension Benefits table.

There were no above-market or preferential earnings during 2010 on nonqualified deferred compensation. Generally, earnings on nonqualified deferred compensation include returns on investments in seven core investment alternatives, interest accruals on cash balances, DuPont Common Stock returns and dividend reinvestments. Interest is accrued on cash balances based on a rate that is traditionally less than 120% of the applicable federal rate and dividend equivalents are accrued at a non-preferential rate. In addition, the other core investment alternatives are a subset of the investment alternatives available to all employees under the qualified plan. Accordingly, these amounts are not considered above-market or preferential earnings for purposes of, and are not included in, the 2010 Summary Compensation Table.

As such, all amounts shown in this column reflect the change in the actuarial pension value under the Pension Plan and Pension Restoration Plan. The change in pension value represents the change from 2009 to 2010 in the present value of an NEO's accumulated benefit as of the applicable pension measurement date. If the change in pension value is negative, it is not shown in the table above.

All Other Compensation

Amounts shown in the "All Other Compensation" column of the table above include: (a) perquisites and personal benefits (if greater than or equal to $10,000); (b) registrant (Company) contributions to qualified defined contribution plans; and (c) registrant (Company) contributions to nonqualified defined contribution plans. The following table details those amounts.

Name	Perquisites and Other Personal Benefits(a)	Registrant Contributions to Qualified Defined Contribution Plans(b)	Registrant Contributions to Nonqualified Defined Contribution Plans(c)

E. J. Kullman	$55,514	$22,050	$229,950
N. C. Fanandakis	—	22,050	62,410
T. M. Connelly, Jr.	—	22,050	97,718
J. C. Borel	—	22,050	79,425
J. L. Keefer	—	22,050	82,354

(a)
Includes financial counseling ($8,762), personal use of Company automobile ($7,055) and personal use of Company aircraft ($39,697). Consistent with the Company's policy, the CEO travels on Company aircraft for business and personal travel. Commercial travel is permitted when security risk is considered minimal and such travel is approved by the Office of the Director of Corporate Security. The amount reflected in this column represents the aggregate incremental cost to the Company of all personal travel by Mrs. Kullman on Company aircraft. Incremental cost is calculated based on the variable operating costs to the Company, including fuel, mileage, trip-related maintenance, weather-monitoring costs, crew travel expenses, on-board catering, landing/ramp fees and other variable costs, which includes an allocation of the overall maintenance costs and costs with respect to "deadhead flights" — flights with no passengers that are associated with Mrs. Kullman's personal use. Fixed costs which do not change based on usage, such as pilot salaries and the cost of maintenance not related to trips, are excluded.

The benefit associated with personal use of Company aircraft is imputed as income to Mrs. Kullman at Standard Industry Fare Level ("SIFL") rates. SIFL rates are determined by the U.S. Department of Transportation. They are used to compute the value of nonbusiness transportation aboard employer-provided aircraft as required by the Internal Revenue Service. SIFL rates are used in the calculation of the income imputed to executives in the event of personal travel on Company aircraft. Mrs. Kullman does not receive any gross-up for payment of taxes associated with the described benefit.

(b)
Amounts represent the Company's match to the Retirement Savings Plan ("RSP") on the same basis as provided to U.S. parent company employees. For 2010, the RSP provided a Company match of 100% of the first six percent of the employee's contribution. Amounts also include an additional Company contribution of three percent.

(c)
Amounts represent the Company's match to the Retirement Savings Restoration Plan ("RSRP") on the same basis as provided to U.S. parent company employees who fall above the applicable Internal Revenue Code ("IRC") limits. For 2010, the RSRP provided a Company match of 100% of the first six percent of the employee's contribution. Amounts also include an additional Company contribution of three percent.

2010 GRANTS OF PLAN-BASED AWARDS

The following table provides information on STIP awards, stock options, RSUs and PSUs granted in 2010 to each of the Company's NEOs. For a complete understanding of the table, refer to the narrative discussion that follows.

								All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Number of Securities Underlying Options(#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
										Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Thres- hold	Target	Maximum	Thres- hold(#)	Target (#)	Maximum (#)

E. J. Kullman	2/3/10	—	$1,990,950	$3,981,900	—	64,696	129,392				$2,534,466
	2/3/10							64,696			2,166,669
	2/3/10								336,439	$33.49	2,166,667

N. C. Fanandakis	2/3/10	—	564,030	1,128,060	—	9,556	19,112				374,356
	2/3/10							9,556			320,030
	2/3/10								49,690	33.49	320,004

T. M. Connelly, Jr.	2/3/10	—	690,460	1,380,920	—	15,129	30,258				592,679
	2/3/10							15,129			506,670
	2/3/10								78,675	33.49	506,667

J. C. Borel	2/3/10	—	564,030	1,128,060	—	12,741	25,482				499,129
	2/3/10							12,741			426,696
	2/3/10								66,253	33.49	426,669

J. L. Keefer	2/3/10	—	564,030	1,128,060	—	12,741	25,482				499,129
	2/3/10							12,741			426,696
	2/3/10								66,253	33.49	426,669

Narrative Discussion of Grants of Plan-Based Awards Table

Estimated Future Payouts Under Non-Equity Incentive Plan Awards

Amounts shown in this column of the table above represent STIP award opportunities for 2010 under the EIP. A target STIP award is established for each NEO at the beginning of the relevant fiscal year based on a percentage of the midpoint of the NEO's level in our salary structure. The actual STIP payout for NEOs, which can range from 0% to 200% of target, is based on corporate and weighted average business unit performance and individual performance. Refer to page 28 for more details.

Estimated Future Payouts Under Equity Incentive Plan Awards

Amounts shown in this column of the table above represent the potential payout range of PSUs granted in 2010. Vesting is equally based upon corporate revenue growth and total stockholder return ("TSR"), both relative to the Peer Group. Performance and payouts are determined independently for each metric. At the conclusion of the three-year performance period, the actual award, delivered as DuPont Common Stock, can range from zero percent to 200 percent of the original grant. Dividend equivalents are applied after the final performance determination.

Any termination of employment, including retirement, within six months of grant results in a forfeiture of the award. For a discussion of the impact on PSUs of any subsequent termination, refer to the table on page 51 of this Proxy Statement.

 All Other Stock Awards: Number of Shares of Stock or Units

Amounts shown in this column of the table above represent RSUs granted in 2010 that are paid out in shares of DuPont Common Stock and vest ratably over a three-year vesting period, one-third on each anniversary date. Dividend equivalents are applied and are subject to the same restrictions as the RSUs.

Any termination of employment, including retirement, within six months of grant results in a forfeiture of the award. For a discussion of the impact on RSUs of a subsequent termination, refer to the table on page 51 of this Proxy Statement.

All Other Option Awards: Number of Securities Underlying Options

Amounts shown in this column of the table above represent nonqualified stock options granted in 2010 with a seven-year term and ratable vesting over a three-year period, one-third on each anniversary date. The exercise price of options granted, as shown in the table above, is based on the closing price of DuPont Common Stock on the date of grant.

Any termination of employment, including retirement, within six months of grant results in a forfeiture of the award. For a discussion of the impact on options of a subsequent termination, refer to the table on page 51 of this Proxy Statement.

Grant Date Fair Value of Stock and Option Awards

Except with respect to PSUs, amounts shown in this column of the table above reflect the grant date fair value of the equity award computed in accordance with FASB ASC Topic 718. For PSUs, the grant date fair value is based upon the probable outcome of the performance conditions. This amount is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value of the PSUs, subject to the TSR metric, was $44.86, estimated using a Monte Carlo simulation. The grant date fair value of the PSUs, subject to the revenue metric, was based upon the closing price of the underlying DuPont Common Stock as of the grant date, which was $33.49.

The grant date fair value of RSUs reflected in this column is based on the closing price of DuPont Common Stock as of the grant date, which was $33.49.

For purposes of determining the fair value of stock option awards, the Company uses the Black-Scholes option pricing model and the assumptions set forth in the table below. The grant date fair value of options granted in 2010 was $6.44. The Company determines the dividend yield by dividing the current annual dividend on the Company's Common Stock by the option exercise price. A historical daily measurement of volatility is determined based on the expected life of the option granted. The risk-free interest rate is determined by reference to the yield on an outstanding U.S. Treasury Note with a term equal to the expected life of the option granted. Expected life is determined by reference to the Company's historical experience.

2010

Dividend yield	4.9%
Volatility	32.4%
Risk-free interest rate	2.6%
Expected life (years)	5.3

OUTSTANDING EQUITY AWARDS

The following table shows the number of shares underlying exercisable and unexercisable options and unvested and, as applicable, unearned RSUs and PSUs held by the Company's NEOs at December 31, 2010. Market or payout values in the table below are based on the closing price of DuPont Common Stock as of that date.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock Held That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4)

E. J. Kullman	200		$44.50	1/7/12
	60,000		42.50	2/5/12
	80,000		37.75	2/4/13
	61,900		48.05	2/1/11
	65,300		39.31	1/31/12
	77,100		51.01	2/6/13
	73,795	36,897	44.74	2/5/14
	215,589	431,178	23.28	2/3/16
		336,439	33.49	2/2/17	127,349	$6,352,168	304,532	$15,190,056

	633,884	804,514

N. C. Fanandakis	200		44.50	1/7/12
	10,300		42.50	2/5/12
	2,649		37.75	2/4/13
	15,800		39.31	1/31/12
	19,500		51.01	2/6/13
	18,030	9,015	44.74	2/5/14
		44,776	23.28	2/3/16
		49,690	33.49	2/2/17	16,888	842,373	40,984	2,044,282

	66,479	103,481

T. M. Connelly, Jr.	100,000		42.50	2/5/12
	85,000		37.75	2/4/13
	63,200		48.05	2/1/11
	67,000		39.31	1/31/12
	70,400		51.01	2/6/13
	73,795	36,897	44.74	2/5/14
	58,375	116,750	23.28	2/3/16
		78,675	33.49	2/2/17	63,775	3,181,097	96,808	4,828,783

	517,770	232,322

J. C. Borel	200		44.50	1/7/12
	27,300		42.50	2/5/12
	27,300		37.75	2/4/13
	49,500		39.31	1/31/12
	54,900		51.01	2/6/13
	55,347	27,673	44.74	2/5/14
	43,782	87,562	23.28	2/3/16
		66,253	33.49	2/2/17	56,308	2,808,643	75,396	3,760,752

	258,329	181,488

J. L. Keefer	200		44.50	1/7/12
	31,400		37.75	2/4/13
	52,200		51.01	2/6/13
	67,086	33,543	44.74	2/5/14
		106,136	23.28	2/3/16
		66,253	33.49	2/2/17	31,377	1,565,085	85,980	4,288,682

	150,886	205,932

(1)
The following table provides an overview of the remaining stock options with outstanding vesting dates as of December 31, 2010:

Stock Option Expiration Date	Outstanding Vesting Dates

2/5/2014	Balance vests on February 6, 2011
2/3/2016	Equally vests on February 4, 2011 and 2012
2/2/2017	Equally vests on February 3, 2011, 2012 and 2013

(2)
The following table provides an overview of RSUs, including dividend equivalent units, with outstanding vesting dates as of December 31, 2010:

Grant Date	Outstanding Vesting Dates

2/6/2008	Balance vests on February 6, 2011
10/2/2008	Balance vests on October 2, 2011
2/4/2009	Equally vests on February 4, 2011 and 2012
2/3/2010	Equally vests on February 3, 2011, 2012 and 2013

(3)
The following table provides an overview of PSUs with outstanding vesting dates as of December 31, 2010:

Grant Date	Outstanding Vesting Dates

2/6/2008	Performance period ended December 31, 2010
2/4/2009	Performance period ends December 31, 2011
2/3/2010	Performance period ends December 31, 2012

  Because the 2008 PSU award payout of 176% exceeded target (100%), the amount required to be shown in this column represents the maximum number of PSUs payable under outstanding awards (200% of the original grant). The 176% payout was the highest to date under the PSU program. The final number of shares earned, if any, will be based on performance on Revenue Growth and TSR relative to the Peer Group (at the time of award).

  The plan provides for a payout range of 0% to 200% and dividend equivalent units are applied subsequent to the final performance determination.

(4)
Represents the payout value of oustanding PSUs based on a maximum (200%) payout. See footnote (3) above.

*  *  *

2010 OPTION EXERCISES AND STOCK VESTED

The table below shows the number of shares of DuPont Common Stock acquired upon the exercise of stock options and the vesting of RSUs and PSUs during 2010.

	Option Awards(1)		Stock Awards(2)

Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise	Number of Shares Acquired on Vesting (#)		Value Realized Upon Vesting

E. J. Kullman	66,500	$277,201	41,341		$1,361,599
N. C. Fanandakis	58,790	479,746	6,606		217,836
T. M. Connelly, Jr.	65,300	245,015	49,471	(3)	1,962,334
J. C. Borel	73,000	168,232	44,296		1,791,787
J. L. Keefer	219,768	1,666,254	46,014	(3)	1,848,156

(1)
Represents the number of stock options exercised in 2010. The value realized upon exercise is computed by determining the difference between the market price at exercise and the exercise price of the options.

(2)
Represents the number of RSUs and PSUs vesting in 2010. The value realized upon vesting is computed by multiplying the number of units by the value of the underlying shares on the vesting date, with respect to RSUs, and on March 1, 2010 with respect to PSUs. Includes PSUs granted in 2007 which vested on December 31, 2009 and were paid out in March 2010. This information was also disclosed in last year's proxy.

The performance period for PSUs granted in 2008 ended on December 31, 2010. The final payout was not determinable as of December 31, 2010. The final payout determination was made in February 2011 by the Compensation Committee after a final review of the Company's performance relative to the Peer Group. The final 2008 PSU shares paid out and the value realized in February 2011 are set forth below. Target units and year-end values for PSUs awarded in 2008 through 2010 are included in the Outstanding Equity Awards table on page 43.

Name	2008 PSU Final Payout (#)(a)		PSU Value(b)

E. J. Kullman	26,630		1,461,188
N. C. Fanandakis	6,507		357,039
T. M. Connelly, Jr.	26,630	(c)	1,461,188
J. C. Borel	19,974		1,095,973
J. L. Keefer	24,208	(c)	1,328,293

(a)
Represents 176% of target award achieved plus accumulated dividend equivalent units.
(b)
Valued at $54.87, the closing price of DuPont Common Stock as of February 28, 2011, the date the final payout determination was made by the Committee.
(c)
One hundred percent of vested PSUs have been deferred into DuPont Common Stock units.
(3)
NEO elected to defer a portion of vested RSUs and all vested PSUs into DuPont Common Stock units. These are also reflected in the Nonqualified Deferred Compensation table on page 48 in the column entitled "Executive Contributions in 2010."

 PENSION BENEFITS
(as of Fiscal Year End December 31, 2010)

The table below shows the present value of accumulated benefits for the NEOs under the Pension Plan and the Pension Restoration Plan, as of December 31, 2010. For a complete understanding of the table, refer to the narrative discussion that follows.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)

E. J. Kullman	Pension Plan	22	$713,670
	Pension Restoration Plan	22	7,626,349
N. C. Fanandakis	Pension Plan	32	1,127,184
	Pension Restoration Plan	32	3,343,655
T. M. Connelly, Jr.	Pension Plan	33	1,370,651
	Pension Restoration Plan	33	6,813,010
J. C. Borel	Pension Plan	33	1,178,377
	Pension Restoration Plan	33	4,677,512
J. L. Keefer	Pension Plan	35	1,436,802
	Pension Restoration Plan	35	6,117,429

(1)
The value that an executive will actually receive under these benefit plans will differ to the extent facts and circumstances vary from the assumptions on which these amounts are based.

Narrative Discussion of Pension Benefits

The NEOs participate in the Pension Plan, a tax-qualified defined benefit pension plan, which covers a majority of the U.S. employees, except those hired or rehired after December 31, 2006. The Pension Plan provides employees with a lifetime retirement income based on years of service and the employees' final average pay near retirement. The normal form of benefit for married individuals is a 50% qualified joint and survivor annuity. The normal form of benefit for unmarried individuals is a single life annuity, which is actuarially equivalent to the normal form for married individuals. Normal retirement age under the Pension Plan is generally age 65 and benefits are vested after five years of service. Under the provisions of the Pension Plan, employees are eligible for unreduced pensions when they meet one of the following conditions:

•
Age 65 or older with at least five years of service, or

•
Age 58 with age plus service equal to or greater than 85, or

•
Permanent incapacity to perform his/her duties with at least 15 years of service.

An employee who is not eligible for retirement with an unreduced pension is eligible for retirement with a reduced pension if he/she is age 50 with at least 15 years of service. His/her pension is reduced by the greater of five percent for every year that his/her age plus service is less than 85 or five percent for every year that his/her age is less than 58. In no event will the reduction exceed 50%. Each active NEO is currently eligible for a reduced pension. Mr. Keefer retired in 2010.

The primary pension formula that applies to the NEOs provides a monthly retirement benefit equal to:

Average Monthly Compensation is based on the employee's three highest-paid years or, if greater, the 36 consecutive highest-paid months. Compensation for a given month includes regular compensation plus one-twelfth of an individual's STIP award for the relevant year. Other bonuses are not included in the calculation of Average Monthly Compensation.

If benefits provided under the Pension Plan exceed the applicable IRC compensation or benefit limits, the excess benefit is paid under the Pension Restoration Plan, an unfunded nonqualified plan. Effective January 1, 2007, the form of benefit under the Pension Restoration Plan for participants not already in pay status is a lump sum. The mortality tables and interest rates used to determine lump sum payments are the Applicable Mortality Table and the Applicable Interest Rate prescribed by the Secretary of the Treasury in IRC Section 417(e)(3).

The Company does not grant any extra years of credited service.

Key actuarial assumptions for the present value of accumulated benefit calculation can be found in Note 21 to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 ("Long-Term Employee Benefits Note"). All other assumptions are consistent with those used in the Long-Term Employee Benefits Note, except that a retirement age at which the NEO may retire with an unreduced benefit under the Pension Plan is used. The valuation method used for determining the present value of the accumulated benefit is the traditional unit credit cost method.

NONQUALIFIED DEFERRED COMPENSATION

The following table provides information on the Company's defined contribution or other plans that provide for deferrals of compensation on a basis that is not tax-qualified. For a complete understanding of the table, refer to the narrative discussion that follows.

Name	Executive Contributions in 2010(1)	Registrant Contributions in 2010(2)	Aggregate Earnings in 2010(3)	Aggregate Balance as of 12/31/2010(4)

E. J. Kullman
RSRP	$153,300	$229,950	$184,742	$1,600,413
Deferred STIP	—	—	145,937	415,026
Deferred LTI	—	—	67,810	192,841
Management Deferred Compensation Plan	—	—	—	—

N. C. Fanandakis
RSRP	41,607	62,410	5,778	207,406
Deferred STIP	—	—	—	—
Deferred LTI	—	—	12,277	34,915
Management Deferred Compensation Plan	—	—	—	—

T. M. Connelly, Jr.
RSRP	65,145	97,718	97,944	801,610
Deferred STIP	—	—	383,955	1,296,202
Deferred LTI	477,022	—	1,081,071	3,051,442
Management Deferred Compensation Plan	85,876	—	1,773	87,648

J. C. Borel
RSRP	52,950	79,425	47,479	740,875
Deferred STIP	—	—	302,815	861,164
Deferred LTI	—	—	541,619	1,540,291
Management Deferred Compensation Plan	—	—	2,355	63,923

J. L. Keefer
RSRP	54,903	82,354	24,563	727,340
Deferred STIP	—	—	—	—
Deferred LTI	597,997	—	1,065,500	2,996,939
Management Deferred Compensation Plan	—	—	—	—

(1)
Base salary deferred under the RSRP and Management Deferred Compensation Plan ("MDCP") for each of the NEOs is reported as 2010 compensation to such NEOs in the 2010 Summary Compensation Table on page 38. Those amounts are: E. J. Kullman ($153,300), N. C. Fanandakis ($41,607), T. M. Connelly, Jr. ($105,154), J. C. Borel ($52,950), and J. L. Keefer ($54,903).

(2)
The amounts in this column represent matching contributions made under the RSRP, also included in the 2010 Summary Compensation Table.

(3)
Earnings represent returns on investments in seven core investment alternatives, interest accruals on cash balances, DuPont Common Stock returns and dividend reinvestments. Interest is accrued on cash balances based on a rate that is traditionally less than 120% of the applicable federal rate and dividend equivalents are accrued at a non-preferential rate. In addition, the other core investment alternatives are a subset of the investment alternatives available to all employees under the qualified plan. Accordingly, these amounts are not considered above-market or preferential earnings for purposes of, and are not included in, the 2010 Summary Compensation Table.

(4)
The table below reflects amounts reported in the aggregate balance at last fiscal year end that were previously reported as compensation to the NEO in the Company's Summary Compensation Table for previous years.

Name	RSRP	Deferred STIP	Deferred LTI	MDCP	TOTAL

E. J. Kullman	$559,368	—	—	—	$559,368
N. C. Fanandakis	66,114	—	—	—	66,114
T. M. Connelly, Jr.	403,656	$440,736	$1,234,309	—	2,078,701
J. C. Borel	113,338	—	—	$60,035	173,373
J. L. Keefer	300,085	—	1,175,460	—	1,475,545

Narrative Discussion of the Nonqualified Deferred Compensation Table

The Company offers several nonqualified deferred compensation programs under which participants voluntarily elect to defer some portion of base salary, STIP, or LTI awards until a future date. Deferrals are credited to an account and earnings are calculated thereon in accordance with the applicable investment option or interest rate. With the exception of the RSRP, there are no Company contributions or matches. The RSRP was adopted to restore Company contributions that would be lost due to IRC limits on compensation that can be taken into account under the Company's tax-qualified savings plan. Amounts shown in the Nonqualified Deferred Compensation table as Deferred STIP represent deferrals of STIP or variable compensation awards for years prior to 2010. Amounts shown as Deferred LTI represent deferrals of LTI awards for years prior to 2011.

The following provides an overview of the various deferral options as of December 31, 2010.

Base Salary

Under the RSRP, an NEO can elect to defer eligible compensation (generally, base salary plus STIP) that exceeds the regulatory limits ($245,000 in 2010) in increments of one percent up to six percent. The Company matches participant contributions on a dollar for dollar basis up to six percent of eligible pay. The Company also makes an additional contribution of three percent of eligible compensation. Participant investment options under the RSRP mirror the options available under the qualified plan. Distributions may be made in the form of a lump sum or annual installments after separation from service.

Under the MDCP, an NEO can elect to defer the receipt of up to 60% of his/her base salary. The Company does not match base salary deferrals under the MDCP. Participants may select from among seven core investment options under the MDCP for base salary deferrals, including DuPont Common Stock units with dividend equivalents credited as additional stock units. In general, distributions may be made in the form of a lump sum at a specified future date prior to separation from service or a lump sum or annual installments after separation from service.

STIP

Under the RSRP, an NEO can elect to defer eligible compensation (generally, base salary plus STIP) that exceeds the regulatory limits ($245,000 in 2010) in increments of one percent up to six percent. The Company matches participant contributions on a dollar for dollar basis up to six percent of eligible pay. The Company also makes an additional contribution of three percent of eligible compensation. Participant investment options under the RSRP mirror the options available under the qualified plan. Distributions may be made in the form of a lump sum or annual installments after separation from service.

Under the MDCP, an NEO can elect to defer the receipt of up to 60% of his/her STIP award. The Company does not match STIP deferrals under the MDCP. Participants may select from among seven core investment options under the MDCP for STIP deferrals, including DuPont Common Stock units with dividend equivalents credited as additional stock units. In general, distributions may be made in the form of a lump sum at a specified future date prior to separation from service or a lump sum or annual installments after separation from service.

LTI

Under the MDCP, an NEO can elect to defer the receipt of 100% of his/her LTI awards (RSUs and PSUs). The Company does not match LTI deferrals under the MDCP. LTI deferrals under the MDCP are in the form of DuPont Common Stock units with dividend equivalents credited as additional stock units.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

As described in the Compensation Discussion and Analysis, DuPont generally does not enter into employment agreements, severance agreements or change in control arrangements with executives. On occasion, the Company may negotiate individual arrangements with senior executives to meet specific business needs.

The following information does not quantify payments under plans that are generally available to all salaried employees, similarly situated to the NEOs in age, years of service, date of hire, etc., and that do not discriminate in scope, terms or operation in favor of executive officers. For example, all participating employees who terminate on December 31, 2010 are entitled to receive any STIP awards under the EIP for 2010. See also the Pension Benefits and Nonqualified Deferred Compensation tables and accompanying narrative discussions for benefits or balances, as the case may be, under those plans as of December 31, 2010.

Except to the extent described herein with respect to the Company's compensation and benefit programs, there are no contracts, plans, agreements or arrangements that provide for payment to NEOs on account of termination of employment or change in control.

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, the Company's stock price and the executive's age.

If an individual engages in misconduct, the Company may demand that he/she repay any long-term or short-term incentive award, or cash payments received as a result of such an award, within ten days following written demand by the Company. See the discussion of the Company's Compensation Recovery Policy (Clawbacks) on page 37.

For the CEO and other NEOs, the benefits that would become payable upon termination of employment, death, disability or change in control as of December 31, 2010 are outlined below, based on the Company's closing stock price of $49.88 (as reported on the New York Stock Exchange) on that date. Mr. Keefer retired as of December 31, 2010. Accordingly, all columns in the table below, other than "Retirement", show "N/A."

Name	Form of Compensation	Voluntary or For Cause(1)	Termination Due to Lack of Work(2)	Retirement(3)	Death(4)	Disability(2)	Change in Control(5)

E. J. Kullman	Stock Options	—	$7,762,391	$17,173,221	$17,173,221	$7,762,391	$17,173,221
	RSUs	—	6,352,168	6,352,168	6,352,168	6,352,168	6,352,168
	PSUs	—	4,012,913	4,012,913	4,012,913	4,012,913	4,012,913

E. J. Kullman Total		—	18,127,472	27,538,302	27,538,302	18,127,472	27,538,302

N. C. Fanandakis	Stock Options	—	913,325	2,051,798	2,051,798	913,325	2,051,798
	RSUs	—	842,373	842,373	842,373	842,373	842,373
	PSUs	—	551,861	551,861	551,861	551,861	551,861

N. C. Fanandakis Total		—	2,307,559	3,446,032	3,446,032	2,307,559	3,446,032

T. M. Connelly, Jr.	Stock Options	—	2,172,253	4,584,684	4,584,684	2,172,253	4,584,684
	RSUs	—	1,779,440	1,779,440	3,181,097	3,181,097	3,181,097
	PSUs	—	1,527,195	1,527,195	1,527,195	1,527,195	1,527,195

T. M. Connelly, Jr. Total		—	5,478,888	7,891,319	9,292,976	6,880,545	9,292,976

J. C. Borel	Stock Options	—	1,668,771	3,557,275	3,557,275	1,668,771	3,557,275
	RSUs	—	1,407,986	1,407,986	2,808,643	2,808,643	2,808,643
	PSUs	—	1,166,679	1,166,679	1,166,679	1,166,679	1,166,679

J. C. Borel Total		—	4,242,436	6,130,940	7,532,597	5,644,093	7,532,597

J. L. Keefer	Stock Options	N/A	N/A	4,081,515	N/A	N/A	N/A
	RSUs	N/A	N/A	1,565,085	N/A	N/A	N/A
	PSUs	N/A	N/A	1,372,879	N/A	N/A	N/A

J. L. Keefer Total		N/A	N/A	7,019,479	N/A	N/A	N/A

(1)
Upon voluntary termination or termination for cause, the various Company plans and programs provide for forfeiture of all unvested stock options, RSUs and PSUs. To the extent an NEO is retirement eligible, unvested stock options, RSUs and/or PSUs would be treated as if the NEO has retired.

(2)
Upon termination for lack of work or disability:

•
Vested options may be exercised during the one-year period following termination. During the one-year period, options continue to become exercisable in accordance with the three-year vesting schedule, as if employee had not separated from service. Amount shown represents the in-the-money value of those options that would vest within the one-year period following December 31, 2010.
•
RSUs that are awarded as part of the annual award to eligible employees are automatically vested and paid out. Special or one-time awards are forfeited upon a termination for lack of work. Upon disability, special or one-time RSU awards are automatically vested and paid out. Amount shown for termination due to lack of work represents the value of regular annual RSUs as of December 31, 2010. Amount shown for disability represents the value of all RSUs as of December 31, 2010.
•
PSUs remain subject to original performance period, prorated for the number of months of service completed during the performance period. Amount shown represents the prorated target value of PSUs as of December 31, 2010.

  To the extent an NEO is retirement eligible, unvested stock options, RSUs and/or PSUs would be treated as if the NEO has retired.

  Regardless of the foregoing, any termination within six months of the grant date results in forfeiture of the award.

(3)
Upon retirement, NEOs are treated as if they had not separated from service and:

•
Options continue vesting in accordance with the three-year vesting schedule. Amount shown represents the in-the-money value of unvested options as of December 31, 2010.
•
Restrictions on the regular annual RSUs lapse on the original schedule. Special or one-time RSU awards are forfeited. Amount shown represents the value of regular annual RSUs as of December 31, 2010.
•
PSUs are subject to the original performance period, prorated for the number of months of service completed during the performance period. Amount shown represents the prorated target value of PSUs as of December 31, 2010.

  Regardless of the foregoing, any termination within six months of the grant date results in forfeiture of the award.

(4)
Upon death:

•
Options are fully vested and exercisable and expire two years following death or at the end of the original term, whichever is shorter. Amount shown represents the in-the-money value of unvested options as of December 31, 2010.
•
All RSUs are automatically vested and paid out. Amount shown represents the value of all RSUs as of December 31, 2010.
•
PSUs remain subject to original performance period, prorated for the number of months of service completed during the performance period. Amount shown represents the prorated target value as of December 31, 2010.

  Regardless of the foregoing, any termination within six months of the grant date results in forfeiture of the award.

(5)
Upon change in control:

•
Plan provisions for awards granted in 2007 and prior do not provide for any specific treatment upon a change in control. While it is possible that the Compensation Committee might take future action on how outstanding awards are treated upon a possible change in control, there is no value as of December 31, 2010.
•
For all other awards, treatment is as follows:
–
Stock options become fully vested and exercisable. Amount shown represents the in-the-money value of unvested options as of December 31, 2010.
–
Restrictions on all RSUs lapse. Amount shown represents the value of all RSUs as of December 31, 2010.
–
PSUs are paid at target, prorated for the number of months of service completed during the performance period. Amount shown represents the prorated target value as of December 31, 2010.

2 — RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Article III, Section 5, of the Bylaws provides that it shall be the duty of the Audit Committee to employ, subject to stockholder ratification at each annual meeting, independent public accountants to audit the books of account, accounting procedures and financial statements of the Company for the year and to perform such other duties as prescribed from time to time by the Audit Committee. On April 28, 2010, the stockholders ratified the appointment by the Audit Committee of PricewaterhouseCoopers LLP (PwC) to perform the functions assigned to it in accordance with the Bylaws.

PwC, an independent registered public accounting firm, has served as the Company's independent accountants continuously since 1954. The Audit Committee believes that the knowledge of the Company's business PwC has gained through this period of service is valuable.

Pursuant to the SEC rules, the lead partner must be rotated after five years giving the Company the benefit of new thinking and approaches.

To assure that the audit and non-audit services performed by the independent registered public accounting firm do not impair its independence in appearance and/or fact, the Audit Committee has established policies and procedures requiring its pre-approval of all such services and associated fees.

The independent registered public accounting firm submits a report annually regarding the audit, audit-related, tax and other services it expects to render in the following year and the associated, forecasted fees to the Audit Committee for its approval. Audit services include the audit of the Company's Consolidated Financial Statements, separate audits of its subsidiaries, services associated with regulatory filings and attestation services regarding the effectiveness of the Company's internal controls over financial reporting. Audit-related services are assurance services that are reasonably related to the audit of the Company's Consolidated Financial Statements or services traditionally provided by the independent registered public accounting firm. Audit-related services include employee benefit plan audits; audits of carve-out financial statements related to divestitures; due diligence services regarding potential acquisitions or dispositions, including tax-related due diligence; and agreed-upon or expanded audit procedures related to regulatory requirements. Tax services include selected non-U.S. tax compliance services and assistance regarding appropriate handling of items on the returns, required disclosures, elections and filing positions available to the Company. Other services include non-financial attestation services.

If a service has not been included in the annual pre-approval process, it must be specifically pre-approved by the Audit Committee. In situations where the cost of services is likely to exceed the approved fees, excluding the impact of currency, specific pre-approval is required. Requests for specific pre-approvals shall be considered by the full Audit Committee. If that is not practical, then the Chair may grant specific pre-approvals when the estimated cost for the service or the increase in fees for a previously pre-approved service does not exceed $500,000. Any such pre-approvals are reported to the full Audit Committee at its next meeting.

The Audit Committee pre-approved all services rendered by and associated fees paid to PwC for fiscal years 2009 and 2010. These are shown by category in the following table.

	2010 (in millions)	2009 (in millions)

Audit Fees	$14.6	$15.4
Audit-Related Fees	1.9	0.6
Tax Fees	0.1	0.0
All Other Fees	0.0	0.0

TOTAL	16.6	16.0

Subject to ratification by the holders of DuPont Common Stock, the Audit Committee has reemployed PwC as the independent registered public accounting firm to audit the Company's Consolidated Financial Statements for the year 2011 and to render other services as required of them. Representatives of PwC are expected to be present at the meeting and will have an opportunity to address the meeting and respond to appropriate questions.

The Board of Directors recommends
that you vote "FOR"
the following resolution:

RESOLVED: That the action of the Audit Committee in employing PricewaterhouseCoopers LLP as the independent registered public accounting firm for the year 2011 to perform the functions assigned to it in accordance with Article III, Section 5, of the Bylaws of E. I. du Pont de Nemours and Company hereby is ratified.

3 — MANAGEMENT PROPOSAL ON
AMENDED EQUITY AND INCENTIVE PLAN

The Board of Directors unanimously recommends that the stockholders approve the E. I. du Pont de Nemours Equity and Incentive Plan ("Plan"), as amended and restated effective March 2, 2011 ("Amended Plan"). The Plan was adopted by the Board of Directors on March 6, 2007 and approved by stockholders on April 25, 2007. On March 2, 2011, the Board of Directors adopted the Amended Plan, subject to stockholder approval. The Amended Plan reflects the following changes:

•
The number of shares available for issuance is increased by 50 million, of which ten million shares may be issued in connection with awards other than stock options or stock appreciation rights ("Full-Value Awards") on a one-for-one basis;

•
The rate at which Full-Value Awards issued in excess of prescribed limits are counted against the overall share limit is increased from 4:1 to 4.5:1;

•
The treatment of awards upon a change in control of the Company is modified as set forth below; and

•
The maximum term for stock options is increased from seven years to ten years.

Stockholder approval of the Amended Plan will also constitute re-approval of the material terms of the performance goals on which awards intended to be "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986 ("Code") may be based. A public corporation is generally precluded from taking a deduction for compensation in excess of $1,000,000 for its CEO or any of its three other highest-paid executive officers (other than the CEO or Chief Financial Officer), unless such compensation is "performance-based" for purposes of Section 162(m).

Summary of Amendments

•
Additional Shares.  50 million additional total shares of stock will be authorized for issuance of which no more than ten million shares may be issued in connection with Full-Value Awards on a one-for-one share basis. As of February 28, 2011, 17,522,000 shares remained available for issuance under the Plan, of which 11,659,000 were reserved for Full-Value Awards (in each case, determined without regard to the additional 50 million shares).

•
Flexible Share Reserve.  If the Full-Value Award reserve (as supplemented by the additional ten million shares) is exhausted prior to the use of the entire reserve, all or a portion of the remaining shares can be converted into Full-Value Awards but at a reduced share level using a 4.5:1 ratio (for example, 90 shares reserved for Options or stock appreciation rights can be converted into 20 Full-Value Awards).

•
Amended Treatment of Awards upon a Change in Control.  For awards granted under the Plan prior to April 27, 2011 (the expected date of the Company's annual meeting), all outstanding stock options will become fully exercisable and all restrictions on outstanding awards will automatically lapse upon a change in control.

Treatment for awards made under the Amended Plan will vary depending on whether the Company is the surviving entity and, if not, whether the awards are assumed by an acquiring entity.

Vehicle	Company is Surviving Entity or Acquiring Entity Assumes or Otherwise Provides for Continuation of Awards	Company is Not the Surviving Entity and Acquiring Entity Does Not Assume or Otherwise Provide for Continuation of Awards

Stock Options and Stock Appreciation Rights	Awards remain in place or substitute awards issued.

	Upon termination without cause or termination for good reason within two years after change in control, awards vest in full and remain exercisable for two years, or the original expiration date, whichever first occurs.	Immediately vested and cancelled in exchange for payment in an amount equal to (i) the excess of the fair market value per share of the stock subject to the award immediately prior to the change in control over the exercise or base price per share of stock subject to the award multiplied by (ii) the number of shares granted.
Time-Vested Awards	Awards remain in place or substitute awards issued. Upon termination without cause or termination for good reason within two years after change in control, awards vest in full.
Immediately vested and all restrictions lapse. Awards cancelled in exchange for a payment equal to the fair market value per share of the stock subject to the award immediately prior to the change in control multiplied by the number of shares granted.
Performance-Based Award	Awards are converted into time-vested restricted stock units at target, without proration and treated consistent with time-vested awards as described above.	Awards are converted into time-vested restricted stock units at target, without proration and treated consistent with time-vested awards as described above.

The Compensation Committee may in its sole discretion cash out awards or cancel underwater stock options or stock appreciation rights under the Amended Plan.
•
Increase Available Maximum Term of Stock Options and Stock Appreciation Rights to Ten Years.  Before its amendment, the Plan capped the maximum term of stock options and stock appreciation rights at seven years. The Amended Plan increases the available term to ten years.

Important Provisions

The Amended Plan contains a number of provisions that the Board believes are consistent with the interests of stockholders and sound corporate governance practices, including:

•
No Stock Option Repricings.  The Plan prohibits the repricing of stock options without the approval of stockholders. This provision applies to direct repricings (lowering the exercise price of a stock option), indirect repricings (canceling an outstanding stock option and granting a replacement stock option with a lower exercise price), and the repurchase of underwater stock options for cash.

•
No Discount Stock Options.  All stock options must have an exercise price equal to or greater than the fair market value of the underlying stock on the date of grant.

•
Time-Based Awards Vest Over at Least Three Years.  Time-vested restricted stock and restricted stock units granted to employees typically vest over a period of no fewer than three years of employment.

•
Minimum One-Year Performance Period for Performance-Based Stock Awards.  Performance-based restricted stock and restricted stock units must have a minimum one-year performance period.

•
No Liberal Share Counting.  The Plan prohibits the reuse of shares tendered, surrendered, or withheld to pay an exercise price or tax obligation. The Plan also prohibits "net share counting" upon the exercise of a stock-settled stock appreciation right (such that the total number of shares subject to the stock appreciation right and not merely the number of shares delivered reduces the number of shares available for future issuance under the Plan).

•
No Award Transferability for Consideration.  The Plan strictly prohibits the transfer of awards to independent third parties for cash consideration without stockholder approval.

•
Plan Fosters Stock Ownership for Executives.  Stock-based awards granted under the Plan align the interests of participants with the interests of other stockholders, and provide a vehicle to assist executives in the achievement of the Company's stock ownership guidelines.

•
Plan Awards are Subject to Incentive Recoupment (Clawback) Policy.  Awards granted under the Plan are subject to the Company's Clawback Policy for Incentive-Based Compensation.

•
Independent Committee.  The Plan will generally be administered by the Compensation Committee. Grants to the Chair must be approved by the independent members of the Board. Grants to employees who are not executive officers of the Company may be made by the Board's Special Stock Performance Committee. All members of the Compensation Committee qualify as "independent" under the New York Stock Exchange rules and as "outside" directors under Section 162(m) of the Code.

•
Responsible Use of Equity.  The Company closely manages its "run rate" of awards granted to levels it believes are reasonable while ensuring that its overall executive compensation program is competitive, relevant, and motivational. The Company also strives to maintain a competitive level of dilution and annual share usage.

The following table sets forth information regarding awards granted, the run rate for each of the last three fiscal years and the average run rate over the last three years. The Company's regular annual long-term incentive awards are made in early February. The last column reflects awards issued since the Company's 2010 fiscal year end under existing plans as part of the 2011 equity compensation grants.

RUN RATE (shares in millions)	FY 2008	FY 2009	FY 2010	3-year Average	YTD 2011

Stock option awards granted	8,902	15,863	6,378	10,381	3,738
Restricted stock unit awards (incl. performance-based restricted stock units) granted	1,823	2,507	1,628	1,986	1,163
Weighted average number of common shares outstanding	902,415	904,395	908,860	905,223	908,860
Run rate(1)	1.2%	2.0%	0.9%	1.4%	0.5%

(1)
Run rate includes the sum of all stock option grants, restricted stock unit grants, including performance-based restricted stock units, and director awards in a fiscal year divided by the common shares outstanding at the end of that fiscal year.

The following chart presents additional information relevant in consideration of this Proposal:

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY
COMPENSATION PLANS AS OF DECEMBER 31, 2010
(Shares and option amounts in thousands, except per share)

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2)

Equity compensation plans approved by security holders	58,797(3)	37.71	22,529
Equity compensation plans not approved by security holders	10,335(4)	44.47	—(5)

Total	69,132(6)	38.82	22,529(7)

(1)
Represents the weighted-average exercise price of the outstanding stock options only; the outstanding stock-settled time-vested and performance-based restricted stock units and deferred stock units are not included in this calculation.

(2)
Reflects shares available pursuant to the issuance of stock options, restricted stock, restricted stock units or other stock-based awards under the Plan (see Note 22 to the company's Consolidated Financial Statements in the Company's Annual Report on Form 10-K). The maximum number of shares of stock reserved for the grant or settlement of awards under the Plan (the "Share Limit") is 60,000 and is subject to adjustment as provided therein; provided that each share in excess of 20,000 issued under the Plan pursuant to any award settled in stock, other than a stock option or stock appreciation right, is counted against the foregoing Share Limit as four shares for every one share actually issued in connection with such award. (For example, if 22,000 shares of restricted stock are granted under the Plan, 28,000 shall be charged against the Share Limit in connection with that award.)

(3)
Includes stock-settled time-vested and performance-based restricted stock units granted and stock units deferred under the Plan, the Stock Performance Plan, the Variable Compensation Plan and the Stock Accumulation and Deferred Compensation Plan for Directors. Performance-based restricted stock units reflect the maximum number of shares to be awarded at the conclusion of the performance cycle (200 percent of the original grant). The actual award payouts can range from zero to 200 percent of the original grant.

(4)
Includes 9 deferred stock units resulting from base salary and short-term incentive ("STIP") deferrals under the Management Deferred Compensation Plan ("MDCP"). Under the MDCP, a select group of management or highly compensated employees can elect to defer the receipt of their base salary, STIP or Long Term Incentive (LTI) award. LTI deferrals are included in footnote (3) to the above chart. The Company does not match deferrals under the MDCP. There are seven core investment options under the MDCP for base salary and STIP deferrals, including deferred stock units with dividend equivalents credited as additional stock units. In general, deferred stock units are distributed in the form of DuPont Common Stock and may be made in the form of lump sum at a specified future date prior to retirement or a lump sum or annual installments after separation from service. Shareholder approval of the MDCP was not required under the rules of the New York Stock Exchange. This column also includes the following: (i) options totaling 9,811 granted under the Company's broad-based 2002 Corporate Sharing Program (see Note 22 to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K); and (ii) 515 options from the conversion of DuPont Canada options to DuPont options in connection with the Company's acquisition of the minority interest in DuPont Canada.

(5)
There is no limit on the number of shares that can be issued under the MDCP and no further shares are available for issuance under the other equity compensation arrangements described in footnote (4) to the above chart.

(6)
As of February 28, 2011, there were 53,586 options outstanding under the Company's existing stock plans (at a weighted average exercise price of $38.85 and weighted average remaining contractual term of 3.22 years), 5,233 time-vested restricted stock units and performance-based restricted stock units (reflected at 200%) and 663 deferred units under various deferral programs.

(7)
As of February 28, 2011, the number of shares available for future grants under the Plan is 17,522, of which 11,659 are available for full value awards.

New Plan Benefits

Future benefits under the Plan cannot be determined at this time because the grants are at the discretion of the Committee. However, we believe that long- and short-term incentive awards, both equity-based and cash-based, granted under the Plan in 2010 and year-to-date in 2011 would not have been materially different had they been awarded under the Amended Plan. None of the additional shares authorized under the Amended Plan have been awarded or promised to any directors or employees.

Historical Option Grant Information

As required by SEC rules, the following chart sets forth the number of shares underlying stock options previously granted under the Plan to various categories of individuals:

Name and Principal Position (or Category of Grantees)	Number of Securities Underlying Options Granted

E. J. Kullman, Chair and Chief Executive Officer	1,296,821

N. C. Fanandakis, Executive Vice President and Chief Financial Officer	187,191

T. M. Connelly, Jr., Executive Vice President and Chief Innovation Officer	415,899

J. C. Borel, Executive Vice President	323,908

J. L. Keefer, Executive Vice President	326,086

All current executive officers	2,641,237

All current non-employee directors	—

Each nominee for director	—

Each associate of the foregoing	24,885

Each person who received or is to receive 5% of such Options	N/A

All other employees	32,002,117

PLAN SUMMARY

The following is a brief summary of the Plan. It is qualified in its entirety by the actual terms of the Plan, a copy of which is attached as Appendix "B."

Administration

The Plan is administered by the Compensation Committee (the "Committee") of the Company's Board of Directors, provided however, that any awards made to the Chief Executive Officer must be approved by the independent members of the full Board. The Committee has the authority to determine recipients; timing; type of award; number of shares; and terms, conditions, restrictions and performance goals relating to any award. The Board may delegate to the Board's Special Stock Performance Committee or any successor thereto its authority to grant awards to employees who are not executive officers of the Company.

Eligibility and Limitation on Awards

Awards may be granted to officers, independent contractors, employees and nonemployee directors of the Company or of any of its subsidiaries or affiliates, provided that incentive stock options within the meaning of Section 422 of the Code ("ISOs") may be granted only to employees of the Company or subsidiaries and affiliates. In addition, ISO awards cannot be granted to employees if the employee owns, immediately prior to the grant of the ISO, stock representing more than ten percent of the voting power or more than ten percent of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such ISO is at least 110% of its fair market value at the time of grant and the ISO cannot be exercisable more than five years from the date it is granted.

A single participant may not, in any calendar year, be granted awards covering more than 3,000,000 shares.

Grants under the Plan will be made at the discretion of the Committee or its delegate and, accordingly, are not yet determinable. In addition, benefits under the Plan will depend on a number of factors, including the fair market value of stock on future dates and any exercise decisions made by award holders. Consequently, it is not possible to determine the benefits that might be received by participants under the Plan.

Awards under the Plan

Awards under the Plan may include:

•
Stock options (including ISOs and nonqualified stock options ("NQSOs"))

•
Stock appreciation rights (payable in cash or shares) ("SARs")

•
Restricted stock

•
Restricted stock units

•
Dividend equivalents

•
Performance units

•
Other stock-based or cash-based awards

Awards will vest over a minimum period of six months, provided that this limitation will not apply to cash-based awards, awards to nonemployee directors, or (as described above) in the event of a change in control of the Company.

Stock Options.    The Committee may grant NQSOs, ISOs and SARs to a participant. The exercise or base price for stock options or SARs may not be less than the fair market value of the Company's common stock on the date such stock options or SARs are granted, and the exercise period may not exceed ten years from the date of grant.

Restricted Stock and Restricted Stock Units.    The Committee may award to a participant shares of common stock subject to specified restrictions. The Committee also may award to a participant restricted stock units representing the right to receive shares of common stock in the future. Shares of restricted stock and restricted stock units are subject to forfeiture if the participant does not meet certain conditions, such as continued employment over a specified period and/or the attainment of specified performance targets over such period. Except for grants to newly hired employees, any award of restricted stock or restricted stock units will vest, if time based, over a period of no less than three years and, if performance based, over a period of not less than one year.

Dividend Equivalents.    The Committee may provide for the payment of dividend equivalents with respect to any award of restricted stock or restricted stock units and other share-based awards. Stock options and stock appreciation rights do not include dividend equivalent rights.

Other Stock-Based or Cash-Based Awards.    The Committee may also make grants in the form of other stock-based or cash-based awards, including but not limited to the cash incentive awards described below and further including but not limited to performance units, SARs (payable in cash or shares) or dividend equivalents, each of which may be subject to the attainment of performance goals or a period of continued employment or other terms and conditions as permitted under the Plan.

Cash Incentive Awards.    The Plan authorizes performance-based cash incentive compensation to be paid to participants, including those who are "covered employees" within the meaning of Section 162(m) of the Code. The material terms of this feature of the Plan include the following:

•
The targets for incentive payments to covered employees will consist only of one or more of the performance goals discussed below. Such performance targets will be established by the Committee on a timely basis to ensure that the targets are considered "pre-established" for purposes of Section 162(m) of the Code.

•
The Committee will not have the flexibility to pay a covered employee more than the incentive amount indicated by his/her attainment of the performance target under the applicable payment schedule. The Committee will, however, have the flexibility to use negative discretion to reduce this amount.

•
The maximum value of the aggregate payments that any individual may receive in respect of any annual performance period is $15 million and for any other performance period in excess of one year, such amount multiplied by a fraction, the numerator of which is the number of months in the period and the denominator of which is twelve.

Stock Subject to the Plan

The maximum number of shares of stock reserved for the grant or settlement of awards under the Amended Plan will be 110,000,000, subject to adjustment for certain business transactions and changes in capital structure, provided that each share in excess of 30,000,000 that is issued in respect of any award that is not an option or stock appreciation right will be counted against the 110,000,000 share limit as four and one-half shares.

Shares issuable under the Plan may be either authorized but unissued shares of the Company's common stock or shares of the Company that have been reacquired by the Company in the open market, in private transactions or otherwise. Shares issued with respect to awards assumed by the Company in connection with any merger, acquisition or related transaction will not reduce the total number of shares available for issuance under the Plan.

Shares of stock that are exchanged by a grantee or withheld by the Company as full or partial payment in connection with any award, as well as any shares of stock exchanged by a grantee or withheld by the Company to satisfy the tax withholding obligations related to any award under the Plan, will not be available for subsequent awards.

Shares that are forfeited, canceled, exchanged or surrendered or that otherwise terminate or expire without a distribution of shares to the grantee will again be available for awards under the Plan. The total number of shares underlying an exercised SAR will not again be available for awards under the Plan.

The market value of the Company's Stock on March 2, 2011, was $53.06.

Change in Control

See "Amended Treatment of Awards Upon a Change in Control" on page 54 above.

Performance Goals

For participants who are subject to Section 162(m) of the Code, the performance targets described above will be established by the Committee based on one or more of the following measures:

Earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); pre-tax income or after-tax income; earnings per common share (basic or diluted); operating profit; revenue, revenue growth or rate of revenue growth; return on assets (gross or net), return on investment, return on capital, or return on equity; returns on sales or revenues; operating expenses; stock price appreciation; cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; implementation or completion of critical projects or processes; economic value created; cumulative earnings per share growth; operating margin or profit margin; common stock price or total stockholder return; cost targets, reductions and savings, productivity and efficiencies; strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and any combination of, or a specified increase in, any of the foregoing.

Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a subsidiary or affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee.

General Provisions

Nontransferability, Deferrals and Settlements.    Awards generally are transferable only under the laws of descent and distribution. Awards cannot be transferred for consideration without stockholder approval. The Committee may require or permit grantees to elect to defer the issuance of shares of stock (with settlement in cash or stock as may be determined by the Committee or elected by the grantee in accordance with procedures established by the Committee), or the settlement of awards in cash under such rules and procedures as established under the Plan to the extent that such deferral complies with Section 409A of the Code. It may also provide that deferred settlements include the payment or crediting of interest on such amounts.

Clawback.    Awards are subject to the Company's Clawback Policy for Incentive-Based Compensation.

Taxes.    The Company or any subsidiary or affiliate is authorized to withhold, from any award granted, any payment relating to an award, including from a distribution of stock or any other payment to a grantee, amounts of withholding and other taxes due in connection with any transaction involving an award, and to take such other action as the Committee may deem advisable to enable the Company and grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any award.

 Stockholder Approval, Amendment and Termination

The Amended Plan became effective upon approval by the Board of Directors on March 2, 2011 ("Effective Date"), subject to approval by the stockholders of the Company. If the Amended Plan is not approved by the Company's stockholders, the Plan will remain in effect in accordance with its terms as in effect before the amendments approved by the Board on March 2, 2011 (subject to the ability of the Board to amend, alter or discontinue the Plan as described below) and the Company may continue to make awards under the Plan. Certain provisions of the Plan relating to performance-based awards under Section 162(m) of the Code will expire on the fifth anniversary of the Effective Date.

The Board may amend, alter or discontinue the Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the Plan without the consent of the applicable participants. Stockholder approval is required with respect to any amendment that materially increases benefits provided under the Plan or materially alters the eligibility provisions of the Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan will terminate on the tenth anniversary of its Effective Date, though awards made before the expiration will remain outstanding in accordance with their terms. No awards will be granted under the Plan after such termination date.

Federal Income Tax Consequences

The following is a brief summary of the material federal income tax consequences to Plan participants and the Company with respect to Options and SARs. The tax consequences described below are based on current laws, regulations and interpretations thereof, all of which are subject to change. In addition, the discussion is limited to federal income taxes and does not attempt to describe state and local or other tax consequences to participants or the Company.

Nonqualified stock options.    With respect to nonqualified stock options, no income for federal income tax purposes will be recognized by the optionee (and no deduction will be permitted the Company) upon the grant of the option. The difference between the option exercise price and the fair market value of the stock on the date the option is exercised will be taxable as ordinary income to the optionee and will be deductible by the Company as compensation on such date. Gain or loss on the subsequent sale of such stock will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company.

Incentive stock options.    With respect to ISOs, if the optionee does not make a "disqualifying disposition" of stock acquired on exercise of such option, no income for federal income tax purposes will be recognized by the optionee upon the grant or exercise of the option (except that the amount by which the fair market value of the stock at time of exercise exceeds the option exercise price will be a tax preference item under the alternative minimum tax rules). In the event of a subsequent sale of the stock received upon exercise, any amount realized in excess of cost will be taxed as short-term or long-term capital gain, depending on the period of time that the shares were held, and any loss sustained will be short-term or long-term capital loss. In such case, the Company will not be entitled to a deduction for federal income tax purposes in connection with the issuance or exercise of the option.

A "disqualifying disposition" will occur if the optionee makes a disposition of the shares received upon exercise within two years from the date of the granting of the option or within one year after exercise in respect of such shares. If a disqualifying disposition is made, the difference between the option exercise price and the lesser of (i) the fair market value of the Company stock at the time the option is exercised or (ii) the amount realized upon disposition of the Company stock will be treated as ordinary income to the optionee at the time of disposition and will be allowed as a deduction to the Company.

SARs.    With respect to SARs, the fair market value of the shares issued or the amount of cash paid by the Company upon exercise of such rights will be taxable as ordinary income to the holder of the rights and will be deductible by the Company, in each case as of the date of exercise. Gain or loss on the subsequent sale of any such shares will be eligible for capital gain or loss treatment by the recipient and will have no federal income tax consequences to the Company.

4 — MANAGEMENT PROPOSAL
TO APPROVE, BY ADVISORY VOTE, EXECUTIVE COMPENSATION

As part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Congress adopted Section 14A of the Securities Exchange Act of 1934, pursuant to which the Board is giving our shareholders this opportunity to approve on an advisory, or non-binding basis, the compensation of our named executive officers, as disclosed in this Proxy Statement. The Board of Directors recommends that you vote "FOR" this proposal.

As discussed in greater detail in the CD&A, the executive compensation programs at DuPont are designed to attract, motivate, reward and retain the high quality executives necessary for Company leadership and accomplishment of our strategies. The following principles guide the design and administration of those compensation programs:

  •
  There should be a strong link between pay and performance.

  •
  Executives' interests should be aligned with stockholders.

  •
  Programs should reinforce business strategies and drive long-term sustained stockholder value.

Our executive programs are structured so that more than two-thirds of targeted total direct compensation (TDC) is contingent upon performance, and therefore, fluctuates with our financial results and share price. We believe this motivates executives to consider the impact of their decisions on stockholder value. Our annual incentive plan is structured to create a strong link to our financial and operational performance by rewarding annual performance on earnings per share ("EPS"), revenue growth and cash flow. The long-term incentive program includes performance measures such as long-term revenue growth and total shareholder return (TSR) in addition to stock price appreciation to assure executive alignment with stockholders.

In 2010, our compensation actions closely paralleled our Company's performance, as shown in the table below and on pages 24 and 25 of the CD&A.

Short-Term Performance vs. Short-Term Incentive Payments	Long-Term Performance vs. Long-Term Performance based Payments (PSU)

•       Strong 2010 revenue growth and EPS (excluding significant items) growth of 21% and 62%, respectively (see page 31 for reported EPS reconciliation)

•       Annual incentive awards for executives equal to 143% of target in 2010

•       Outperformed our Peer Group in three-year revenue growth and TSR

•       7% revenue growth vs. 1% peer group median, or 63rd percentile rank

•       25% TSR vs. negative 5% peer group median or 95th percentile rank

•       Resulted in PSU payouts above target at 176% (but below the maximum of 200%)

The Board's executive compensation practices are the result of the closely controlled and comprehensive process outlined in the CD&A. The Committee considers a broad number of facts and circumstances in finalizing NEO pay decisions, including business results, Market competitiveness, Peer Group competitiveness, pay equity multiples, tally sheets, experience and individual performance. The Committee also regularly reviews the Company's compensation programs to assess whether those programs are motivating the desired behaviors while driving the Company's performance and encouraging the appropriate levels of risk-taking.

Because they do not support our guiding principles we do NOT offer our executive officers the following,: (i) employment agreements; (ii) tax gross-ups; (iii) Supplemental executive retirement plans; and (iv) additional years of credited service in pension plans.

The Board of Directors recommends
that you vote "FOR"
the following resolution:

RESOLVED that the shareholders approve, on an advisory basis, the named executive officer compensation disclosed in this Proxy Statement in accordance with Securities and Exchange Commission's rules on compensation disclosure, including the CD&A, the compensation tables and any related material disclosed in this Proxy Statement.

This vote is advisory in nature, which means that it is not binding on the Company, its Board of Directors or the Compensation Committee. However, the Compensation Committee fully intends to give meaningful and careful consideration to the vote results and is committed to take any actions it deems necessary and appropriate in light of those results.

5 — MANAGEMENT PROPOSAL
TO RECOMMEND, BY ADVISORY VOTE, THE FREQUENCY
OF EXECUTIVE COMPENSATION VOTES

As part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Congress adopted Section 14A of the Securities Exchange Act of 1934, pursuant to which the Board is giving our shareholders this opportunity to approve on an advisory, or non-binding basis, the compensation of our named executive officers, as disclosed in this Proxy Statement. Section 14A also allows shareholders to vote, at least once every six years, on the frequency with which such vote should occur, the options being once every one, two or three years. The Board of Directors recommends that the vote occur every year.

After careful consideration, our Board of Directors recommends that the shareholder "say on executive pay" vote occur annually. An annual vote would be in the best interests of our shareholders because it would allow for ongoing input, provide more frequent interaction and foster a better understanding of our programs. Our recommendation for an annual vote is also indicative of the strong belief that we have in our executive compensation programs and their effectiveness. Although stockholders already have an efficient means of communicating with the Board regarding executive compensation matters (see page 10 under the heading "Communications with the Board and Directors"), providing shareholders with an annual say on pay vote is consistent with that approach to shareholder communication.

Shareholders may cast a vote on the preferred voting frequency by selecting the option of one, two or three years (or abstain) when voting in response to the resolution set forth below.

RESOLVED that the shareholders determine, on an advisory basis, whether the preferred frequency of the shareholder advisory vote to approve the named executive officer compensation disclosed in this Proxy Statement should be every one, two or three years.

This vote is advisory in nature, which means that it is not binding on the Company, its Board of Directors or the Compensation Committee. However, the Compensation Committee fully intends to give meaningful and careful consideration to the vote results and is committed to take any actions it deems necessary and appropriate in light of those results.

The Board of Directors recommends
that you vote for the say on pay vote
to occur annually.

STOCKHOLDER PROPOSALS

The Board welcomes open dialogue on the topics presented in the stockholder proposals on the following pages. Some of these proposals may contain inaccurate assertions or other errors, which the Board has not attempted to correct. However, the Board has thoroughly considered each proposal and recommends votes as set forth below.

6 — STOCKHOLDER PROPOSAL
ON SPECIAL SHAREOWNER MEETINGS

William Steiner, 112 Abbottsford Gate, Piermont, NY 10968, owner of 8,000 shares of DuPont Common Stock, has given notice that he will introduce the following resolution and statement in support thereof:

Stockholder's Statement

RESOLVED, Shareowners ask our board to take the steps necessary unilaterally (to the fullest extent permitted by law) to amend our bylaws and each appropriate governing document to give holders of 10% of our outstanding common stock (or the lowest percentage permitted by law above 10%) the power to call a special shareowner meeting.

This includes that such bylaw and/or charter text will not have any exception or exclusion conditions (to the fullest extent permitted by law) in regard to calling a special meeting that apply only to shareowners but not to management and/or the board.

Special meetings allow shareowners to vote on important matters, such as electing new directors, that can arise between annual meetings. If shareowners cannot call special meetings, management may become insulated and investor returns may suffer. Shareowner input on the timing of shareowner meetings is especially important during a major restructuring — when events unfold quickly and issues may become moot by the next annual meeting. This proposal does not impact our board's current power to call a special meeting.

This proposal topic also won more than 60% support at the following companies: CVS Caremark, Sprint Nextel, Safeway, Motorola and R. R. Donnelley.

The merit of this Special Shareowner Meeting proposal should also be considered in the context of the need for improvement in our company's 2010 reported corporate governance status:

The Corporate Library www.thecorporatelibrary.com, an independent research firm downgraded our company. Executive pay was rated "High Concern." Chairman Ellen Kullman's base salary surpassed the deductible limit of Section 162(m) by 30%. Mrs. Kullman was a "Flagged [Problem] Director for her board service at bankrupt GM.

Our ex-Executive Chairman Charles Holliday will get 5-years office space and secretarial support. Retiring Richard Goodmanson received a $1 million special payment. Furthermore, our company arranged a 3-year consulting contract paying him $200,000 annually plus $2,000 daily when he works.

Finally, two-thirds of long-term incentives consisted of time-vested equity awards. The remainder was in the form of performance stock units (PSUs). The PSUs had a short 3-year performance period and more than 25% could be earned for performing below the median. Combined with high perk levels and potential change of control payments, our executive pay practices may not be aligned with shareholder interests.

Our directors served on 6 boards rated "D" by The Corporate Library: Alexander Cutler, Eaton; John Dillon, Caterpillar plus Kellogg; Lois Juliber, Goldman Sachs plus Kraft and Samuel Bodman, Hess. Furthermore these directors were assigned to 6 seats on our most important board committees.

On the other hand our board was the only significant directorship for directors Eleuthere du Pont, Marillyn Hewson, Richard Brown and Robert Brown (owner of 110 shares). This could indicate a lack of current transferable director experience for a significant percentage of our directors. Curtis Crawford and Lois Juliber owned less than 601 shares each.

Please encourage our board to respond positively to this proposal: Special Shareowner Meetings — Yes on 6.

Position of the Board of Directors
The Board of Directors
recommends that you vote
"AGAINST" this proposal

The Company's Bylaws currently provide that special meetings of the stockholders may be called by the Board and shall be called by the Secretary at the request in writing of the holders of record of at least twenty-five percent (25%) of the outstanding stock of the corporation entitled to vote. The Board believes that the current threshold for calling special stockholders meeting is appropriate for our Company and that the lower threshold called for by the Proponent's one-size-fits-all approach would be detrimental to the Company's stockholders as a whole.

Special meetings are an important protection for all shareholders, and should be used appropriately to represent the interests of many rather than to benefit few. At 10%, two stockholders could call a special meeting. Lowering the threshold on the right to call special meetings would enable a small number of stockholders to call a special meeting on a subject which may be of little or no interest to most stockholders. Even so, the requirement for giving notice of and conducting special shareholder meetings must be followed closely. Proxy materials must be prepared and distributed and the Board and management must spend a significant amount of time preparing for the meeting. The costs of this Proposal far outweigh its benefits.

More importantly perhaps, the rationale for special shareholder meetings is not supported by lowering the threshold from 25% to 10%. Special shareholder meetings should be reserved for those matters of such importance that they cannot, and should not, wait until the next Annual Meeting of Stockholders. Matters of such utmost importance and urgency would necessarily be supported by 25% of stockholders. Lowering the threshold would not advance the purpose of special meetings, and if used improperly, would be costly, time-consuming, and disruptive to the Company.

The Board, which has a long history of successful corporate governance, may, in furtherance of its fiduciary obligations, call special meetings of the stockholders, which is an added measure of confidence for stockholders that special meetings, when in the best interests of stockholders as a whole, will be convened.

The Board also believes that stockholders already have an extremely effective means of communicating with the Board on all issues. As discussed on page 10 under the heading "Communications with the Board and Directors," stockholders and other interested parties may communicate directly with the Board, the Chair, the Presiding Director or other outside director by writing to the Board, the Chair of the Board, the Presiding Director or other outside director, in care of the Corporate Secretary.

The Board believes that the current bylaw strikes the proper balance between the interests of stockholders to call special meetings to address critical issues on an expedited basis and the potential for additional cost and disruption that is associated with such meetings.

7 — STOCKHOLDER PROPOSAL
ON GENETICALLY ENGINEERED SEED

The Sisters of Charity of Saint Elizabeth, P. O. Box 476, Convent Station, New Jersey 07961, owner of 300 shares of DuPont Common Stock; The Benedictine Sisters of Virginia, 9535 Linton Hall Road, Bristow, Virginia 20136, owner of 1,000 shares of DuPont Common Stock, As You Sow Foundation, 311 California Street, Suite 510, San Francisco, California 94104, as representative of Adelaide Gomer, owner of $2,000 or more worth of shares of DuPont Common Stock; and Sisters of St. Dominic of Caldwell New Jersey, 40

South Fullerton Avenue, Montclair, New Jersey 07042, owner of 100 shares of DuPont Common Stock have given notice that they will introduce the following resolution and statement in support thereof:

Stockholders' Statement

Whereas: Disclosure of material information is a fundamental principle of our capital markets. Investors, their confidence in corporate bookkeeping shaken, are starting to scrutinize other possible "off-balance sheet" liabilities, such as risks associated with activities harmful to human health and the environment, that can impact long-term shareholder value.

SEC reporting requirements include disclosure of environmental liabilities and of trends and uncertainties that the company reasonably expects will have a material impact on revenues. Company directors and officers must proactively identify and assess trends or uncertainties that may adversely impact their revenues and disclose the information to shareholders. Public companies are now required to establish a system of controls and procedures designed to ensure that financial information required to be disclosed in SEC filings is recorded and reported in a timely manner.

Whereas: Producers of GE-seeds are merely encouraged to have voluntary safety consultations with the FDA. The FDA does not issue assurances as to the safety of these products.

The National Academy of Sciences report The Impact of Genetically Engineered Crops on Farm Sustainability in the United States (NAS 4/2010) cited the needs:

•
to document emerging weed-resistance problems and develop cost-effect practices to increase longevity of HR technology;
•
to study water quality effect of GE crops;
•
for improved monitoring and assessment to ensure GE technologies contribute to sustainable agriculture;
•
support for the development of 'public goods' traits.

These are re-iterations of previous NAS recommendations, each directly relevant to DuPont's Pioneer seed products.

An analysis of current toxicity protocols, Debate on GMOs Health Risks after Statistical Findings in Regulatory Tests. Int J Biol Sci 2010; 6:590-598. http://www.biolsci.org/v06p0590.htm call for longer, more detailed, and transparent toxicological tests on GMOs.

Investigating Agrobacterium-Mediated Transformation of Verticillium albo-atrum on Plant Surfaces "...raises interesting questions about whether A. tumefaciens may be able to transform organisms other than plants in nature, or indeed should be considered during GM risk assessments, with further investigations required to determine whether this phenomenon has already occurred in nature."
 http://www.plosone.org/article/info%3Adoi%2F10.1371%2Fjournal.pone.0013684

DuPont is a major holder of plant patents. The recent court ruling against patenting human genes as invalid may portend public rejection of ownership of unmodified DNA.

Resolved: That shareholders request the board of directors to review and report to shareholders by November 2011, on the company's internal controls related to potential adverse impacts associated with genetically engineered organisms, including:

•
adequacy of current post-marketing monitoring systems;
•
adequacy of plans for providing alternatives to GE seed should circumstances so require;
•
possible impact on all DuPont seed product integrity;
•
effectiveness of established risk management processes for different environments and agricultural systems.

Position of the Board of Directors
The Board of Directors
recommends that you vote
"AGAINST" this proposal

The Board of Directors agrees that identification of and comprehensive disclosure of potential liabilities and trends and uncertainties facing the Company is of critical importance to stockholders and other constituencies. The Company currently has in place an extensive system of controls and procedures designed to ensure that issues are surfaced and addressed. The Board therefore believes that the concerns raised in the proposal are already being satisfied. For a wide range of current information on DuPont's activities in the area of biotechnology, please visit www.biotech.dupont.com.

The Company is dedicated to the development of new products benefiting society and the environment, and is committed to ensuring the safety of the products it offers. The Company conducts significant testing on new products before such products are brought to the marketplace. In the area of genetically engineered food products, the pre-market testing is a robust, multi-year process. Each new product undergoes a myriad of laboratory and field tests at every stage of development and commercialization, with such testing lasting for a period of seven to ten years. In addition, new products are subject to U.S. Department of Agriculture and Environmental Protection Agency approval requirements with which the Company fully complies. The Company also participates in the Food and Drug Administration's voluntary pre-market notification program and supports the adoption of a mandatory pre-market notification requirement. In addition to oversight by U.S. regulatory authorities, genetically engineered food products are subject to safety review by regulators in a number of other countries. The history of safe use of genetically engineered products over the last decade and a half is well documented.

Under the leadership of the Product Stewardship Council and associated product stewardship teams and networks throughout the Company, DuPont's ongoing product stewardship efforts are designed to assure that the Company's products remain safe and appropriate for use, and that any potential concerns regarding products are identified and addressed in a timely manner. Product stewardship reviews are conducted on a regular basis by all businesses. Data collected by the Company in any post-market monitoring is integrated fully into the product stewardship process. For example, any significant change in use, regulations or risk information may trigger a new review of the product.

In recognition of the value of differing viewpoints and perspectives on the dialogue over biotechnology, the Company in 1999 established the Biotechnology Advisory Panel ("Panel"), an independent panel whose mission is "to guide our actions, help us create positions on important issues, and guide and challenge us in the development, testing and commercialization of new products based on biotechnology." The Panel's members represent a diversity of international interests, academic and vocational expertise, and cultural backgrounds. The interactive dialogue generated by the work of the Panel has enriched the Company's understanding of potential issues associated with the use of this technology. For a copy of the Panel's latest report, please visit www.biotech.dupont.com.

The Company's entity-wide controls and procedures assure that employees from a wide variety of disciplines participate in the preparation of the Company's Securities and Exchange Commission ("SEC") disclosure documents. This includes employees with responsibility for biotechnology and genetically engineered food products, who are involved directly in identifying, analyzing and reporting information for disclosure in DuPont's SEC filings. The Board of Directors therefore believes that appropriate information about genetically engineered food products is being reflected in the Company's SEC filings.

 8 — STOCKHOLDER PROPOSAL
ON EXECUTIVE COMPENSATION REPORT

The International Brotherhood of DuPont Workers, P.O. Box 10, Waynesboro, VA 22980, owner of 60 shares of DuPont Common Stock, has given notice that it will introduce the following resolution and statement in support thereof:

RESOLVED: That the stockholders of E. I. du Pont de Nemours & Company, assembled in annual meeting in person and by proxy, hereby recommend the following nonbinding proposal: that the Board of Directors prepare a report, to be made available to shareholders four months after the 2011 Annual meeting, that shall review the compensation packages provided to senior executives of the Company and address the following.

1.
Comparison of compensation packages for senior executives with that provided to the lowest paid Company employees.

2.
Whether there should be a ceiling on compensation provided to senior executives so as to prevent the possibility of excessive compensation.

3.
Whether compensation of senior executives should be adjusted in a situation where there is a stated need for employees to be laid off from work.

Stockholder's Statement

Pay for executives of DuPont is determined by its Board of Directors. According to the March 2010 proxy statement, each member of the Board received annual compensation ranging from approximately $260,000 to $300,000 for their service on the Board in 2009. Yet it does not appear that these members of the Board are required to attend any meetings or even participate in conference calls. Nor is it clear precisely what work, if any, is actually performed by any individual member of the Board.

Given this extraordinarily generous compensation provided to the members of the Board, is it any surprise that these same members have approved extraordinarily generous compensation for executives of DuPont, with the offered justification, generic as it is, that such pay is necessary to retain and motivate these same executives?

Yet virtually nothing is said in the proxy statement regarding how the employees of DuPont who are not executives are compensated. This failure is no surprise given that these employees have over the past three years been granted the most minimal of wage increases and have experienced the gutting of their pension plan.

This proposal seeks to have the Board address these issues of compensation, issues involving not just the compensation of executives, but the compensation of executives in relation to how the non-executive employees of this company are compensated.

If you AGREE with this proposal, please mark your proxy FOR this resolution.

Position of the Board of Directors
The Board of Directors
recommends that you vote
"AGAINST" this proposal

The Board shares the underlying objective for the Company's compensation policy and programs to be linked to business and individual performance and shareholder value. Our compensation programs for all employees reflect competitive positioning, internal equity, and the value the individual brings to the position. The Board believes that the objective of this proposal is being addressed through the engaged oversight and work of the Compensation Committee as described in the Compensation Discussion and Analysis (CD&A) set forth on pages 24-37 of this Proxy Statement.

The Securities and Exchange Commission has adopted extensive rules that provide for expanded disclosure of compensation-related information and additional transparency. In complying with these rules, the Company has fully disclosed the relevant details of its executive compensation practices in this Proxy Statement so that stockholders may evaluate those practices. The Board's executive compensation practices are the result of the closely controlled and comprehensive process outlined in the CD&A above. That process requires the Committee to make many interrelated decisions and consider numerous competing interests. The Committee goes to great lengths to illustrate its pay for performance approach to executive compensation on pages 24-37 of the CD&A. In addition, shareholders have the right to vote, on an advisory basis, on the executive compensation disclosed in this Proxy Statement.

The report called for in the proposal is a narrow, incomplete and ineffective means of expressing stockholder concerns over the Company's executive compensation practices. It is unclear what, if anything can be gained by the report. The Board believes the CD&A provides information necessary for shareholders to assess whether our executive compensation practices are appropriate and that the report requested by the Proponent is unnecessary.

Other Matters

The Board of Directors knows of no other proposals that may properly be presented for consideration at the meeting but, if other matters do properly come before the meeting, the persons named in the proxy will vote your shares according to their best judgment.

APPENDIX "A"

Director Nomination Process

The purpose and responsibilities of the Corporate Governance Committee, described in the Committee's Charter (available on the Company's website at www.dupont.com), include recommending to the Board nominees for election as directors. The Committee's members are independent under the Board's Corporate Governance Guidelines and the NYSE standard.

The Committee considers potential candidates suggested by Board members, as well as management, stockholders and others. The Committee has engaged a director recruitment firm to assist in identifying and evaluating potential candidates.

The Board's Corporate Governance Guidelines describe qualifications for directors: Directors are selected for their integrity and character; sound, independent judgment; breadth of experience, insight and knowledge; and business acumen. Leadership skills, scientific or technology expertise, familiarity with issues affecting global businesses in diverse industries, prior government service, and diversity are among the relevant criteria, which will vary over time depending on the needs of the Board. Additionally, directors are expected to be willing and able to devote the necessary time, energy and attention to assure diligent performance of their responsibility.

When considering candidates for nomination, the Committee takes into account these factors to assure that new directors have the highest personal and professional integrity, have demonstrated exceptional ability and judgment and will be most effective, in conjunction with other directors, in serving the long-term interest of all stockholders. The Committee will not nominate for election as a director a partner, member, managing director, executive officer or principal of any entity that provides accounting, consulting, legal, investment banking or financial advisory services to the Company.

The Committee will consider candidates for director suggested by stockholders, applying the factors for potential candidates described above and taking into account the additional information described below. Stockholders wishing to suggest a candidate for director should write to the Corporate Secretary and include:

•
A statement that the writer is a stockholder of record (or providing appropriate support of ownership of DuPont stock);

•
The name of and contact information for the candidate;

•
A statement of the candidate's business and educational experience;

•
Information regarding each of the factors described above in sufficient detail to enable the Committee to evaluate the candidate;

•
A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company or any other information that bears on potential conflicts of interest, legal considerations or a determination of the candidate's independence;

•
Information concerning service as an employee, officer or member of a board of any charitable, educational, commercial or professional entity;

•
Detailed information about any relationship or understanding between the proposing stockholder and the potential candidate; and

•
A statement by the potential candidate that s/he is willing to be considered and to serve as a director if nominated and elected.

Once the Committee has identified a prospective candidate, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to

A-1

the person making the recommendation or others. The preliminary determination is based primarily on the likelihood that the prospective nominee can satisfy the factors described above. If the Committee determines, in consultation with the Chair of the Board and other Board members as appropriate, that further consideration is warranted, it may gather additional information about the prospective nominee's background and experience.

The Committee also considers such relevant factors as it deems appropriate, including the current composition of the Board and specific needs of the Board to assure its effectiveness. In connection with this evaluation, the Committee determines whether to interview the prospective nominee; one or more members of the Committee and other directors, as appropriate, may interview the prospective nominee in person or by telephone. After completing this evaluation, the Committee concludes whether to make a recommendation to the full Board for its consideration.

* * *

For DuPont's 2012 Annual Meeting, the Committee will consider nominations submitted by stockholders of record and received by the Corporate Secretary by December 5, 2011.

A-2

APPENDIX "B"

E. I. du Pont de Nemours and Company

Equity and Incentive Plan

(as amended and restated effective March 2, 2011)

E. I. du Pont de Nemours and Company
Equity and Incentive Plan

1.
PURPOSE; TYPES OF AWARDS; CONSTRUCTION.

The purposes of the Equity and Incentive Plan of E. I. du Pont de Nemours and Company are to attract, motivate and retain (a) employees of the Company and any Subsidiary and Affiliate, (b) independent contractors who provide significant services to the Company, any Subsidiary or Affiliate and (c) nonemployee directors of the Company, any Subsidiary or any Affiliate. The Plan is also designed to encourage stock ownership by such persons, thereby aligning their interest with those of the Company's stockholders and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Code. Pursuant to the provisions hereof, there may be granted stock options (including "incentive stock options" and "nonqualified stock options"), and other stock-based awards, including but not limited to restricted stock, restricted stock units, dividend equivalents, performance units, Stock Appreciation Rights (payable in cash or shares) and other long-term stock-based or cash-based Awards. Notwithstanding any provision of the Plan, to the extent that any Award would be subject to Section 409A of the Code, no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code and any regulations or guidance promulgated thereunder.

2.
DEFINITIONS.

For purposes of the Plan, the following terms shall be defined as set forth below:

  (a)
  "Affiliate" means an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

  (b)
  "Award" means individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards or Other Cash-Based Awards.

  (c)
  "Award Terms" means any written agreement, contract, or other instrument or document evidencing an Award.

  (d)
  "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

  (e)
  "Board" means the Board of Directors of the Company.

  (f)
  "Cause" shall have the meaning set forth in the Grantee's employment or other agreement with the Company, any Subsidiary or any Affiliate, if any, provided that if the Grantee is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Cause, then Cause shall mean (i) the willful and continued failure of the Grantee to perform substantially the Grantee's duties with the Company or any Subsidiary or Affiliate (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Grantee by the employing Company, Subsidiary or Affiliate that specifically identifies the alleged manner in which the Grantee has not substantially performed the Grantee's duties, or (ii) the willful engaging by the Grantee in illegal conduct or misconduct that is injurious to the Company or any Subsidiary or Affiliate, including without limitation any breach of the Company's Code of Business Conduct or other applicable ethics policy.

  (g)
  "Change in Control" shall have the meaning set forth in Section 7(b) hereof.

  (h)
  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (i)
  "Committee" means the Compensation Committee of the Board. Unless otherwise determined by the Board, the Committee shall be comprised solely of directors who are (a) "nonemployee directors" under Rule 16b-3 of the Exchange Act, (b) "outside directors" under Section 162(m) of the Code and (c) "independent directors" pursuant to New York Stock Exchange requirements.

  (j)
  "Company" means E. I. du Pont de Nemours and Company, a corporation organized under the laws of the State of Delaware, or any successor corporation.

  (k)
  "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.

  (l)
  "Disability" means that a Grantee is considered to be disabled within the meaning of the applicable Company benefit plan.

  (m)
  "Effective Date" means the date that the Plan was adopted by the Board.

  (n)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

  (o)
  "Excise Tax" shall have the meaning set forth in Section 7(d) hereof.

  (p)
  "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean, (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the date of grant, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine in good faith.

  (q)
  "Full Value Award" means any Award, other than an Option or Stock Appreciation Right, which Award is settled in Stock.

  (r)
  "Good Reason" means (i) a material diminution in the Grantee's base compensation, (ii) a material diminution in the Grantee's authority, duties, or responsibilities, or (iii) a material change in the geographic location at which the Grantee must perform his/her services for the Company.

  (s)
  "Grantee" means a person who, as an employee of or independent contractor or nonemployee director with respect to the Company, a Subsidiary or an Affiliate, has been granted an Award under the Plan.

  (t)
  "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

  (u)
  "NQSO" means any Option that is designated as a nonqualified stock option.

  (v)
  "Option" means a right, granted to a Grantee under Section 6(b)(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO.

  (w)
  "Other Cash-Based Award" means an Award granted to a Grantee under Section 6(b)(iv) hereof, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

  (x)
  "Other Stock-Based Award" means an Award granted to a Grantee pursuant to Section 6(b)(iv) (and to the extent applicable Section 6(b)(i)) hereof, that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock including but not limited to performance units, Stock Appreciation Rights (payable in cash or shares) or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms and conditions as permitted under the Plan.

  (y)
  "Performance Goals" means performance goals based on one or more of the following criteria: (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per common share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xix) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles, if applicable, and shall be subject to certification by the Committee; provided that, to the extent an Award is intended to satisfy the performance-based compensation exception to the limits of Section 162(m) of the Code and then to the extent consistent with such exception, the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

  (z)
  "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof and the rules thereunder, except that such term shall not include (1) the Company or any Subsidiary corporation, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary corporation, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

  (aa)
  "Plan" means this E. I. du Pont de Nemours and Company Equity and Incentive Plan, as amended from time to time.

  (bb)
  "Plan Year" means a calendar year.

  (cc)
  "Restricted Stock" means an Award of shares of Stock to a Grantee under Section 6(b)(ii) that may be subject to certain restrictions and to a risk of forfeiture.

  (dd)
  "Restricted Stock Unit" means a right granted to a Grantee under Section 6(b)(iii) of the Plan to receive Stock or cash at the end of a specified period, which right may be subject to the attainment of Performance Goals in a period of continued employment or other terms and conditions as permitted under the Plan.

  (ee)
  "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

  (ff)
  "Stock" means shares of common stock, par value $0.30 per share, of the Company.

  (gg)
  "Stock Appreciation Right" or "SAR" means an Other Stock-Based Award, payable in cash or stock, that entitles a Grantee upon exercise to the excess of the Fair Market Value of the Stock underlying the Award over the base price established in respect of such Stock.

  (hh)
  "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

  (ii)
  "Total Payments" shall have the meaning set forth in Section 7(d) hereof.

3.
ADMINISTRATION.

(a)
The Plan shall be administered by the Committee or, at the discretion of the Board, the Board, provided that any Award to the Chairman of the Board shall be subject to ratification by the Board. In the event the Board is the administrator of the Plan, references herein to the Committee shall be deemed to include the Board. The Board may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. The Board or the Committee may delegate to the Board's Special Stock Performance Committee or any successor thereto the ability to grant Awards to employees who are not subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company at the time any such delegated authority is exercised.

(b)
The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the power and authority either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including without limitation, the authority to grant Awards, to determine the persons to whom and the time or times at which Awards shall be granted, to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; to determine Performance Goals no later than such time as is required to ensure that an underlying Award which is intended to comply with the requirements of Section 162(m) of the Code so complies; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, accelerated, exchanged, or surrendered (provided that, unless approved by the Company's stockholders, no Award shall be settled, canceled, forfeited, exchanged or surrendered in exchange or otherwise in consideration for a new Award with a value in excess of the value of such settled, canceled, forfeited, exchanged or surrendered Award); to make adjustments in the terms and conditions (including Performance Goals) applicable to Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Terms (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Terms granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member (or member of the Management Committee) shall be liable for any action or determination made with respect to the Plan or any Award.

4.
ELIGIBILITY.

(a)
Awards may be granted to officers, independent contractors, employees and nonemployee directors of the Company or of any of its Subsidiaries and Affiliates; provided, that ISOs shall be granted only to employees (including officers and directors who are also employees) of the Company, its parent or any of its Subsidiaries.

  (b)
  No ISO shall be granted to any employee of the Company, its parent or any of its Subsidiaries if such employee owns, immediately prior to the grant of the ISO, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a Subsidiary, unless the purchase price for the stock under such ISO shall be at least 110% of its Fair Market Value at the time such ISO is granted and the ISO, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling.

5.
STOCK SUBJECT TO THE PLAN.

(a)
The maximum number of shares of Stock reserved for the grant or settlement of Awards under the Plan (the "Share Limit") shall be 110,000,000 and shall be subject to adjustment as provided herein; provided that each share in excess of 30,000,000 issued under the Plan pursuant to a Full Value Award shall be counted against the foregoing Share Limit as four and one-half shares for every one share actually issued in connection with such Award. (For example, if 32,000,000 shares of Restricted Stock are granted under this Plan, 39,000,000 shall be charged against the Share Limit in connection with that Award.) The aggregate number of shares of Stock made subject to Awards granted during any fiscal year to any single individual shall not exceed 3,000,000. Determinations made in respect of the limitation set forth in the preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, canceled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Grantee, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, shares of Stock that are exchanged by a Grantee or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares of Stock exchanged by a Grantee or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. Upon the exercise of a SAR, the total number of shares subject to such SAR shall not again be available for Awards under the Plan.

(b)
Except as provided in an Award Terms or as otherwise provided in the Plan, in the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards or the total number of Awards issuable under the Plan, (ii) the number and kind of shares of Stock or other property issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award, (iv) the Performance Goals and (v) the individual limitations applicable to Awards; provided that, with respect to ISOs, any adjustment shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder, and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.

6.
SPECIFIC TERMS OF AWARDS.

(a)
General.    The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Terms, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or, subject to the requirements of Section 409A of the Code, on a deferred basis. Notwithstanding any other provision of the Plan, in no event shall any Award (exclusive of an Other Cash-Based Award or an Award made to a nonemployee director and except as may be provided in Section 7 hereof) vest or otherwise become exercisable or payable in less than six months from the date of its grant.

(b)
Awards.    The Committee is authorized to grant to Grantees the following Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards.

(i)
Options and SARs.    The Committee is authorized to grant Options and SARs to Grantees on the following terms and conditions:

(A)
The Award Terms evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

(B)
The exercise or base price per share of Stock underlying under an Option or SAR shall be determined by the Committee, but in no event shall the exercise or base price of an Option or SAR per share of Stock be less than the Fair Market Value of a share of Stock as of the date of grant of such Option or SAR. The purchase price of Stock as to which an Option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check, or other instrument acceptable to the Company, or, with the consent of the Committee, in shares of Stock, valued at the Fair Market Value on the date of exercise (including shares of Stock that otherwise would be distributed to the Grantee upon exercise of the Option), or if there were no sales on such date, on the next preceding day on which there were sales or (if permitted by the Committee and subject to such terms and conditions as it may determine) by surrender of outstanding Awards under the Plan, or the Committee may permit such payment of exercise price by any other method it deems satisfactory in its discretion. In addition, subject to applicable law and pursuant to procedures approved by the Committee, payment of the exercise price may be made through the sale of Stock acquired on exercise of the Option, valued at Fair Market Value on the date of exercise, sufficient to pay for such Stock (together with, if requested by the Company, the amount of federal, state or local withholding taxes payable by Grantee by reason of such exercise). Any amount necessary to satisfy applicable federal, state or local tax withholding requirements shall be paid promptly upon notification of the amount due. The Committee may permit such amount of tax withholding to be paid in shares of Stock previously owned by the employee, or a portion of the shares of Stock or cash, as applicable that otherwise would be distributed to such employee upon exercise of an Option or SAR, or a combination of cash and shares of such Stock.

(C)
Options and SARs shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Terms; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option or SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option or SAR may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent. No partial exercise may be made for less than one hundred (100) full shares of Stock.

      (D)
      Upon the termination of a Grantee's employment or service with the Company and its Subsidiaries or Affiliates, the Options or SARs granted to such Grantee, to the extent that they are exercisable at the time of such termination, shall remain exercisable for such period as may be provided in the applicable Award Terms, but in no event following the expiration of their term. The treatment of any Option or SAR that is unexercisable as of the date of such termination shall be as set forth in the applicable Award Terms.

      (E)
      Options or SARs may be subject to such other conditions including, but not limited to, restrictions on transferability of, or provisions for recovery of, the shares acquired upon exercise of such Options or SARs (or proceeds of sale thereof), as the Committee may prescribe in its discretion or as may be required by applicable law.

    (ii)
    Restricted Stock.

    (A)
    The Committee may grant Awards of Restricted Stock, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Award Terms (provided that any such Award is subject to the vesting requirements described herein). The vesting of a Restricted Stock Award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary or Affiliate, upon the attainment of specified Performance Goals, and/or upon such other criteria as the Committee may determine in its sole discretion. Notwithstanding the foregoing, if the vesting condition for any Full Value Award (including Award of Restricted Stock), excluding any Full Value Award made to a Grantee upon commencement of his employment, relates exclusively to the passage of time and continued employment, such time period shall not be less than 36 months for the entire Award, with no portion of the Award vesting before 12 months from the date of the Award, subject to Sections 6(b)(ii)(E) and 7. If the vesting condition for any Full Value Award (including Award of Restricted Stock), excluding any Full Value Award made to a Grantee upon commencement of his employment, relates to the attainment of specified Performance Goals, such Full Value Award shall vest over a performance period of not less than one (1) year, subject to Sections 6(B)(ii)(E) and 7.

    (B)
    The Committee shall determine the price, which, to the extent required by law, shall not be less than par value of the Stock, to be paid by the Grantee for each share of Restricted Stock or unrestricted stock or stock units subject to the Award. Each Award Terms with respect to such stock award shall set forth the amount (if any) to be paid by the Grantee with respect to such Award and when and under what circumstances such payment is required to be made.

    (C)
    Except as provided in the applicable Award Terms, no shares of Stock underlying a Restricted Stock Award may be assigned, transferred, or otherwise encumbered or disposed of by the Grantee until such shares of Stock have vested in accordance with the terms of such Award.

    (D)
    If and to the extent that the applicable Award Terms may so provide, a Grantee shall have the right to vote and receive dividends on Restricted Stock granted under the Plan. Unless otherwise provided in the applicable Award Terms, any Stock received as a dividend on or in connection with a stock split of the shares of Stock underlying a Restricted Stock Award shall be subject to the same restrictions as the shares of Stock underlying such Restricted Stock Award.

    (E)
    Upon the termination of a Grantee's employment or service with the Company and its Subsidiaries or Affiliates, the Restricted Stock granted to such Grantee shall be subject to the terms and conditions specified in the applicable Award Terms.

    (iii)
    Restricted Stock Units.    The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

    (A)
    At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Awards as it, in its discretion, deems appropriate, including, but not limited to, the achievement of Performance Goals. The Committee shall have the authority to accelerate the settlement of any outstanding award of Restricted Stock Units at such time and under such circumstances as it, in its sole discretion, deems appropriate, subject to the requirements of Section 409A of the Code.

    (B)
    Unless otherwise provided in Award Terms or except as otherwise provided in the Plan, upon the vesting of a Restricted Stock Unit there shall be delivered to the Grantee, as soon as practicable following the date on which such Award (or any portion thereof) vests (but in any event within such period as is required to avoid the imposition of a tax under Section 409A of the Code), that number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

    (C)
    Subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned or vested), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

    (D)
    Upon the termination of a Grantee's employment or service with the Company and its Subsidiaries or Affiliates, the Restricted Stock Units granted to such Grantee shall be subject to the terms and conditions specified in the applicable Award Terms.

    (iv)
    Other Stock-Based or Cash-Based Awards

    (A)
    The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including the Performance Goals and performance periods. Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(b)(iv) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Stock, other Awards, notes or other property, as the Committee shall determine, subject to any required corporate action.

    (B)
    The maximum value of the aggregate payment that any Grantee may receive with respect to Other Cash-Based Awards pursuant to this Section 6(b)(iv) in respect of any annual performance period is $15 million and for any other performance period in excess of one year, such amount multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve (12). No payment shall be made to a Covered Employee prior to the certification by the Committee that the Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

    (C)
    Payments earned in respect of any Cash-Based Award may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. Notwithstanding the foregoing, any Awards may be adjusted in accordance with Section 5(b) hereof.

7.
CHANGE IN CONTROL PROVISIONS.

(a)
Unless otherwise determined by the Committee or evidenced in an applicable Award Terms or employment or other agreement, in the event of a Change in Control:

(i)
Options and Stock Appreciation Rights

(A)
If the Company is the surviving entity or the surviving entity assumes the Options or SARs or substitutes in lieu thereof equivalent stock options or SARs relating to the stock of such surviving entity ("Substitute Options/SARs"), the Options/SARs or the Substitute Options/SARs, as applicable, shall be governed by their respective terms;

(B)
If the Company is the surviving entity or the surviving entity assumes the Options/SARs or issues Substitute Options/SARs, and the Grantee is terminated without Cause or for Good Reason within twenty-four (24) months following the Change in Control, Options/SARs or Substitute Options/SARs held by the Grantee that were not previously vested and exercisable shall become fully vested and and remain exercisable until the date that is two (2) years following the date of such termination, or the original expiration date, whichever first occurs;

(C)
If the Company is not the surviving entity, and the surviving entity does not assume the Options/SARs or issue Substitute Options/SARs, each Option/SAR shall become fully vested and cancelled in exchange for a cash payment in an amount equal to (i) the excess of Fair Market Value per share of the Stock subject to the Award immediately prior to the Change in Control over the exercise or base price (if any) per share of Stock subject to the Award multiplied by (ii) the number of shares of Stock subject to the Option/SAR.

(ii)
Other Awards Not Subject to Performance Goals

(A)
If the Company is the surviving entity or the surviving entity assumes Awards (other than Options or SARs) not subject to Performance Goals ("Time-Vested Awards") or substitutes in lieu thereof equivalent stock awards relating to the stock of such surviving entity ("Substitute Awards"), the Time-Vested Awards or the Substitute Awards, as applicable, shall be governed by their respective terms;

(B)
If the Company is the surviving entity or the surviving entity assumes the Time-Vested Awards or issues Substitute Awards, and the Grantee is terminated without Cause or for Good Reason within twenty-four (24) months following the Change in Control, Time-Vested Awards or Substitute Awards held by the Grantee that were not previously vested shall become fully vested;

(C)
If the Company is not the surviving entity, and the surviving entity does not assume the Time-Vested Awards or issue Substitute Awards, the Time-Vested Awards shall become fully vested and cancelled in exchange for a cash payment in an amount equal to the Fair Market Value per share of the Stock subject to the Award immediately prior to the Change in Control multiplied by the number of shares of Stock subject to the Award.

(iii)
Other Awards Subject to Performance Goals. Awards (other than Options or SARs) subject to Performance Goals shall be converted into Time-Vested Awards at target, without proration, and continue to vest as though such Award had originally been granted as a Time-Vested Award with a restricted period equal in length to the performance period of such Award. Such Time-Vested Award shall thereafter be governed in accordance with their respective otherwise applicable terms and subsection (ii) above.

(b)
The Committee may, in its sole discretion, provide that: (A) each Award shall, upon the occurrence of a Change in Control, be canceled in exchange for a payment in an amount equal to (i) the Fair Market Value per share of the Stock subject to the Award immediately prior to the Change in Control over the exercise or base price (if any) per share of Stock subject to the Award multiplied by (ii) the number of Shares granted under the Award; and (B) each Award shall, upon the occurrence of a Change in Control, be canceled without payment therefore if the Fair Market Value per share of the Stock subject to the Award immediately prior to the Change in Control is less than the exercise or purchase price (if any) per share of Stock subject to the Award. A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

    (i)
    any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of paragraph (iii) below; or

    (ii)
    the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

    (iii)
    there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (I) a merger or consolidation which results in (A) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) the individuals who comprise the Board immediately prior thereto constituting immediately thereafter at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof, or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

    (iv)
    the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (it being conclusively presumed that any sale or disposition is a sale or disposition by the Company of all or substantially all of its assets if the consummation of the sale or disposition is contingent upon approval by the Company's stockholders unless the Board expressly determines in writing that such approval is required solely by reason of any relationship between the Company and any other Person or an Affiliate of the Company and any other Person), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity (i) at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition and (ii) the majority of whose board of directors immediately following such sale or disposition consists of individuals who comprise the Board immediately prior thereto.

  (c)
  Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

  (d)
  Unless otherwise provided by the Committee or set forth in a Grantee's Award Terms, notwithstanding the provisions of this Plan, in the event that any payment or benefit received or to be received by the Grantee in connection with a Change in Control or the termination of the Grantee's employment or service (whether pursuant to the terms of this Plan or any other plan, arrangement or agreement with the Company, any Subsidiary, any Affiliate, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, "Total Payments") would be subject (in whole or part), to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then, after taking into account any reduction in the Total Payments provided by reason of Section 280G of the Code in such other plan, arrangement or agreement, the payment or benefit to be received by the Grantee upon a Change in Control shall be reduced to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax but only if the net amount of such Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments) is greater than or equal to the net amount of such Total Payments without such reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments and the amount of Excise Tax to which the Executive would be subject in respect of such unreduced Total Payments).

8.
GENERAL PROVISIONS.

(a)
Nontransferability, Deferrals and Settlements.    Unless otherwise determined by the Committee or provided in an Award Terms, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative. Notwithstanding the foregoing, any transfer of Awards to independent third parties for cash consideration without stockholder approval is prohibited.

    Any Award shall be null and void and without effect upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such Award. The Committee may require or permit Grantees to elect to defer the issuance of shares of Stock (with settlement in cash or Stock as may be determined by the Committee or elected by the Grantee in accordance with procedures established by the Committee), or the settlement of Awards in cash under such rules and procedures as established under the Plan to the extent that such deferral complies with Section 409A of the Code and any regulations or guidance promulgated thereunder. It may also provide that deferred settlements include the payment or crediting of interest, dividends or dividend equivalents on the deferral amounts.

  (b)
  No Right to Continued Employment, etc.    Nothing in the Plan or in any Award granted or any Award Terms, promissory note or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ or service of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Terms, promissory note or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee's employment or service.

  (c)
  Taxes.    The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property with a Fair Market Value not in excess of the minimum amount required to be withheld and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations.

  (d)
  Stockholder Approval; Amendment and Termination.    The Plan shall take effect on the Effective Date but the Plan (and any grants of Awards made prior to the stockholder approval mentioned herein) shall be subject to the requisite approval of the stockholders of the Company, which approval must occur within twelve (12) months of the date that the Plan is adopted by the Board. In the event that the stockholders of the Company do not ratify the Plan at a meeting of the stockholders at which such issue is considered and voted upon, then upon such event the Plan and all rights hereunder shall immediately terminate and no Grantee (or any permitted transferee thereof) shall have any remaining rights under the Plan or any Award Terms entered into in connection herewith. The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Grantee under any Award theretofore granted without such Grantee's consent, or that without the approval of the stockholders (as described below) would, except as provided in Section 5, increase the total number of shares of Stock reserved for the purpose of the Plan. In addition, stockholder approval shall be required with respect to any amendment that materially increases benefits provided under the Plan or materially alters the eligibility provisions of the Plan or with respect to which stockholder approval is required under the rules of any stock exchange on which Stock is then listed. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall terminate on the tenth anniversary of its Effective Date. No Awards shall be granted under the Plan after such termination date.

  (e)
  No Rights to Awards; No Stockholder Rights.    No individual shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. No individual shall have any right to an Award or to payment or settlement under any Award unless and until the Committee or its designee shall have determined that an Award or payment or settlement is to be made. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of such shares.

  (f)
  Unfunded Status of Awards.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

  (g)
  No Fractional Shares.    No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

  (h)
  Regulations and Other Approvals.

  (i)
  The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

  (ii)
  Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

    (iii)
    In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

  (i)
  Section 409A.    This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award, issuance and/or payment is subject to Section 409A of the Code, it shall be awarded and/or issued or paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Any provision of this Plan that would cause an Award, issuance and/or payment to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Code Section 409A (which amendment may be retroactive to the extent permitted by applicable law).

  (j)
  Governing Law.    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

DIRECTIONS TO THE DUPONT THEATRE

From Philadelphia on I-95 South		From Baltimore on I-95 North
		1.	Follow I-95 North to Wilmington Exit 7
1.	Follow I-95 South to Wilmington.		marked "Route 52, Delaware Avenue."
2.	From right lane take Exit 7A marked "52 South, Delaware Ave."	2.	From right lane take Exit 7 onto Adams Street.
3.	Follow exit road (11th Street) marked "52 South, Business District."	3.	At the third traffic light on Adams Street, turn right onto 11th Street.
4.	Continue on 11th Street bearing left through Delaware Avenue intersection to parking.	4.	Follow 11th Street marked "52 South, Business District," bearing left through Delaware Avenue intersection to parking.
5.	The DuPont Theatre is in the Hotel du Pont Building.	5.	The DuPont Theatre is in the Hotel du Pont Building.

To reach Wilmington by train, please contact AMTRAK (800-872-7245/amtrak.com) for Northeast Corridor service or SEPTA (302-652-3278/septa.org) for local train service.

www.dupont.com

M30756-P08950 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E. I. DU PONT DE NEMOURS AND COMPANY *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 27, 2011. E. I. DU PONT DE NEMOURS AND COMPANY ATTN: STOCKHOLDER RELATIONS 1007 MARKET STREET WILMINGTON, DE 19898 Meeting Information Meeting Type: Annual For holders as of: March 2, 2011 Date: April 27, 2011 Time: 10:30 a.m. EDT Location: The DuPont Theatre - DuPont Building 1007 Market Street Wilmington, Delaware 19898 See the reverse side of this notice for additional information on how to obtain proxy materials and how to vote.

M30757-P08950 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote must be received by 11:59 p.m. on April 26, 2011 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote must be received by April 26, 2011 XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2011 to facilitate timely delivery. The DuPont 2010 Annual Review will also be available on the Internet. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items M30758-P08950 4. To Approve, by Advisory Vote, Executive Compensation 5. To Recommend, by Advisory Vote, the Frequency of Executive Compensation Votes 1b - Robert A. Brown 1. Election of Directors Nominees: 1c - Bertrand P. Collomb 1d - Curtis J. Crawford 1f - Eleuthère I. du Pont 1g - Marillyn A. Hewson 2. On Ratification of Independent Registered Public Accounting Firm 1a - Richard H. Brown 1h - Lois D. Juliber 1i - Ellen J. Kullman The Board of Directors recommends that you vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. A 1j - William K. Reilly 3. On Amended Equity and Incentive Plan 6. On Special Shareowner Meetings 7. On Genetically Engineered Seed 8. On Executive Compensation Report The Board of Directors recommends you vote FOR 1 year: B The Board of Directors recommends that you vote AGAINST the following proposals: 1e - Alexander M. Cutler NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M30759-P08950

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date E. I. DU PONT DE NEMOURS AND COMPANY M32083-P08950-Z54982 E. I. DU PONT DE NEMOURS AND COMPANY ATTN: STOCKHOLDER RELATIONS 1007 MARKET STREET WILMINGTON, DE 19898 Please indicate if you plan to attend this meeting. For address changes and/or comments, please check this box and write them on the back where indicated. 4. To Approve, by Advisory Vote, Executive Compensation 5. To Recommend, by Advisory Vote, the Frequency of Executive Compensation Votes VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on the cut-off date (see reverse). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on the cut-off date (see reverse). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes must be received by the cut-off date (see reverse). AN ADMISSION TICKET IS REQUIRED TO ATTEND THE ANNUAL SHAREHOLDER MEETING. SEE REVERSE SIDE. For Against Abstain 1b - Robert A. Brown 1. Election of Directors Nominees: 1c - Bertrand P. Collomb 1d - Curtis J. Crawford 1e - Alexander M. Cutler 1f - Eleuthère I. du Pont 1g - Marillyn A. Hewson 2. On Ratification of Independent Registered Public Accounting Firm 1a - Richard H. Brown 1h - Lois D. Juliber 1i - Ellen J. Kullman The Board of Directors recommends that you vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. A 1j - William K. Reilly 3. On Amended Equity and Incentive Plan 6. On Special Shareowner Meetings 7. On Genetically Engineered Seed 8. On Executive Compensation Report The Board of Directors recommends you vote FOR 1 year: B The Board of Directors recommends that you vote AGAINST the following proposals: Please sign the proxy card exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, sign the full corporate name by duly authorized officer. Authorized Signatures—This section must be completed for your vote to be counted. Sign and Date Below: C 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Yes No 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1 Year 2 Years 3 Years Abstain For Against Abstain For Against Abstain 0 0 0

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) M32084-P08950-Z54982 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. PLEASE VOTE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. ADMISSION TICKET Bring this ticket and photo ID with you if you plan on attending the meeting. Please check the meeting materials for any special requirements for meeting attendance. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. . . E. I. DU PONT DE NEMOURS AND COMPANY Annual Meeting of Stockholders April 27, 2011, 10:30 a.m. The DuPont Theatre DuPont Building 1007 Market Street Wilmington, Delaware 19898 This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints R. H. Brown, L. D. Juliber and E. J. Kullman or any of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 27, 2011, and any adjournments thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given. As described on page 2 of the proxy statement, this proxy also provides voting instructions for shares held for the account of the undersigned in certain employee savings plans. A trustee for each plan will vote these shares as directed provided your voting instruction is received by the cut-off date. A trustee for an employee savings plan may vote as directed by the plan sponsor or by an independent fiduciary selected by the plan sponsor all shares held in the plan for which no voting instructions are received. Other shares owned by you will be voted only if you sign and return a proxy card, vote by Internet or telephone, or attend the meeting and vote by ballot. The cut-off date for shares held in certain employee savings plans is April 21, 2011. The cut-off date for all other shares is April 26, 2011. On matters for which you do not specify a choice, the shares will be voted in accordance with the recommendation of the Board of Directors. When properly executed this proxy will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposals 1-4, FOR 1 year on proposal 5, and AGAINST proposals 6-8.